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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                          Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2012 through August 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                  Pioneer Short Term
                  Income Fund

--------------------------------------------------------------------------------
                  Annual Report | August 31, 2013
--------------------------------------------------------------------------------

                  Ticker Symbols:

                  Class A        STABX
                  Class B        STBBX
                  Class C        PSHCX
                 *Class C2       STIIX
                  Class Y        PSHYX
                 *Class C2 shares were first publicly offered on August 1, 2013.

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          73

Notes to Financial Statements                                                 82

Report of Independent Registered Public Accounting Firm                       91

Additional Information                                                        92

Trustees, Officers and Service Providers                                      93

                      Pioneer Short Term Income Fund | Annual Report | 8/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy as we head into the second half of 2013, we continue to see slow, but ongoing, growth. Employment has been steadily rising. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without, it seems, driving the economy back into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has hinted that it may begin to scale back its bond purchases (currently $85 billion per month in quantitative easing, or "QE") later in 2013, and could terminate the purchases altogether sometime in 2014, depending on subsequent economic data releases. Pioneer believes that, barring an external shock, modest economic growth can be sustained at least over the next couple of years without continuous, aggressive intervention from the Fed.

The Fed has also said that short-term interest rates are likely to remain near zero for some time to come. Given that inflation remains subdued and unemployment remains high, there is no urgency about raising rates.

While inflation is not a near-term concern, the Fed's aggressive monetary policies helped investors drive long-term Treasury yields to unsustainably low levels. A return to more normal levels in response to expectations of a stronger economy and the potential for less QE resulted in disappointing returns for bond investors during the first half of 2013, but the stock market rewarded shareholders who were undaunted by the double-barreled threat of the "fiscal cliff" and debt-ceiling debates at the beginning of 2013.

The Standard & Poor's 500 Index, a broad measure of the U.S. stock market, returned 13.82% during the first six months of 2013, while the Barclays Aggregate Bond Index, which tracks the performance of a higher-quality U.S. bond universe, returned -2.44%. Investors showed a rising preference for higher-yielding corporate paper over government bonds during the first half of 2013, helping the Bank of America Merrill Lynch High Yield Master II Index, which measures the performance of high-yield corporate bonds, to post a 1.50% return for the six months ended June 30, 2013. Three-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned 0.03% in the first half of 2013.

*   Dividends are not guaranteed.

2 Pioneer Short Term Income Fund | Annual Report | 8/31/13

There are certainly risks and uncertainties that continue to plague the global economy. Europe remains in recession and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's quantitative easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013.

There are also geopolitical worries abroad and political fights at home, and while most of the widely recognized risks we've outlined may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/13 3

Portfolio Management Discussion | 8/31/13

In the following interview, portfolio managers Richard Schlanger and Charles Melchreit review the fixed-income market conditions that prevailed over the 12 months ended August 31, 2013, and the factors that affected the performance of Pioneer Short Term Income Fund during the 12-month period. Mr. Schlanger, a vice president and portfolio manager at Pioneer, and Mr. Melchreit, a senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q Can you describe the market environment for fixed-income investors over the 12-month period ended August 31, 2013?

A The period began against a backdrop of continued market concerns over the European sovereign-debt crisis and its potential to undermine the global economy. Central banks around the world would soon step forward with strengthened monetary easing measures. First, the European Central Bank dropped its overnight deposit rate to zero and announced that it would ease refinancing conditions and greatly lower the risk of sovereign defaults by committing to open-ended purchases of the short-term debt of some of the more at-risk nations in the euro zone. Then, citing continued, unacceptably weak employment conditions, the U.S. Federal Reserve (the Fed) announced plans for a new round of bond purchases through quantitative easing (QE3), and stated that it would maintain short-term interest rates at near-zero levels for the foreseeable future (many market analysts inferred that meant at least through mid-2015). The prospect of prolonged and widespread monetary support for the global economy, along with clear evidence of a rebound in U.S. housing data, helped to support credit sentiment and risk-oriented sectors into the fall of 2012.

    Positive sentiment driven by the Fed's actions and signs of strength in key sectors, such as housing and autos, would be offset to a degree by headlines surrounding the U.S. debate over fiscal matters in the latter part of 2012. In particular, following the November 2012 U.S. elections, investors focused on the political stalemate - known as the so-called "fiscal cliff" debate - that would implement automatic budget cuts and tax increases at the end of the 2012 calendar year. Ultimately, the "fiscal cliff" was narrowly averted by political leaders, though some future spending cuts ("sequestration") and modest tax increases were part of the deal. In addition, early 2013 saw significant strengthening in U.S. auto and housing data as well as modest, ongoing improvements in employment figures, all factors that added to the market's view that the domestic economic recovery was gaining traction.

4 Pioneer Short Term Income Fund | Annual Report | 8/31/13

    There was also evidence that China's economy, which had experienced slower growth, would maintain growth at levels sufficient to meaningfully support the global economy.

    As 2013 progressed, the interest-rate backdrop became less supportive of bond prices overall. U.S. Treasury rates began to trend upward on strengthened prospects for the domestic economy, and speculation increased about the extent of future Fed measures designed to keep interest rates at extraordinarily low levels. Bond funds began to experience significant outflows as investors sought to reduce their exposures to rising interest rates. The negative market sentiment was reinforced in May 2013, as comments from the Fed chairman hinted that the economy had stabilized to the point where a "tapering" of the pace of QE3 - the U.S. central bank's $85 billion in monthly purchases of long-term Treasuries and agency mortgages - was a possibility. The result of the announcement was a significant upward move in interest rates over the last few months of the 12-month period.

    Throughout the period, the Fed continued to underpin market conditions, keeping short-term rates near zero and engaging in QE3. Nonetheless, interest rates rose and the yield curve steepened from September 1, 2012, through August 31, 2013. To illustrate, the two-year Treasury yield rose by 17 basis points (0.17%) during the 12-month period, from 0.22% to 0.39%; the five-year Treasury yield rose by 103 basis points (1.03%), from 0.59% to 1.62%; and the 10-year Treasury yield rose by 121 basis points (1.21%), from 1.57% to 2.78%. Despite some widening late in the period, credit spreads generally narrowed over the full 12 months ended August 31, 2013, supported by extraordinarily low Treasury yields that held little appeal to income-oriented investors. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q How did the Fund perform in that environment during the 12 months ended August 31, 2013?

A Pioneer Short Term Income Fund's Class A shares returned 1.71% at net asset value during the 12 months ended August 31, 2013, while the Fund's benchmark, the Barclays One- to Three-Year Government/Credit Index (the Barclays Index), returned 0.45%. During the same 12-month period, the average return of the 431 mutual funds in Morningstar's Short-Term Bond category was 0.32%.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/13 5

Q What were your principal investment strategies for the Fund during the 12 months ended August 31, 2013, and how did those strategies affect the Fund's performance?

A Our allocation of the portfolio's assets across the different fixed-income sectors was the largest contributor to the Fund's performance during the 12-month period. Throughout the period, we maintained sharply reduced Fund exposure to U.S. Treasury issues, reflecting our view that Treasuries have not been valued attractively compared with credit-sensitive sectors, given Treasuries' negative real yields (yields after accounting for inflation). The decision helped the Fund's returns relative to the benchmark Barclays Index, as credit-sensitive sectors outperformed during the 12-month period.

    Much of the portfolio's underweight to Treasuries was deployed into sectors that are not part of the Barclays Index, and that strategy benefited the Fund's performance. The portfolio's non-benchmark allocations included those in a variety of pass-through sectors, such as residential and commercial mortgage-backed securities, and asset-backed securities, such as those backed by home equity loans, auto loans and credit card receivables.

    At the sector level, the Fund's significant position in securities backed by pools of residential mortgages was the biggest positive contributor to relative performance during the period. Within that group, we saw opportunities to add what we believed to be high-quality issues to the Fund, at attractive valuations, and those holdings benefited performance during the period as investors sought incremental yield and market sentiment about housing data releases improved. The Fund's substantial position in asset-backed securities benefited from strengthened credit sentiment, as economic conditions and consumer balance sheets also continued to improve. Within the Fund's allocation to corporate bonds, an overweight to financials added value. The financials sector benefited overall from the positive trends with respect to housing data and consumer attitudes as well as a steepening yield curve that was supportive of banks' profit margins. Security selection within financials also contributed to the Fund's relative performance during the period, as our focus on money center banks, insurers and real estate investment trusts was rewarded.

    The Fund maintained a below-market duration and corresponding interest-rate sensitivity throughout the 12-month period (duration is a measure of a portfolio's price sensitivity to changes in interest rates). Overall, the Fund's lower duration was a slight positive for benchmark-relative returns as interest rates rose over the full 12-month period. At the same time, we maintained a somewhat "barbelled" yield-curve positioning in the portfolio, with very short-term or floating-rate issues balanced by longer-term

6 Pioneer Short Term Income Fund | Annual Report | 8/31/13 holdings in the five-year range. The yield-curve positioning constrained the Fund's returns during the period, however, as longer-term issues lagged in a rising interest-rate environment. The Fund's overall duration at the end of August 2013 was 1.11 years, compared with 1.91 years for the Barclays Index.

Q What is your assessment of the current climate for fixed-income investing and how have you positioned the Fund's portfolio based on that assessment?

A Even with recent increases in interest rates, there continues to be a lot of room for rates to rise from current levels. As a result, we are comfortable with maintaining an overall portfolio duration and interest-rate sensitivity that is below that of the Barclays Index benchmark. We are also maintaining a substantial allocation within the Fund's portfolio to floating-rate securities, primarily as a measure of protection in the event the market begins to price in a sooner-than-expected removal of the Fed's accommodative policies.

    In executing its inevitable, if gradual, unwinding of the exceptional levels of accommodation it has provided, we expect the Fed to carefully factor in the market's reaction. The last thing the Fed wants to do is trigger a reversal in sentiment that sends long-term rates sharply higher and undermines the hard-fought gains of the last few years. However, we believe we are clearly at a policy pivot-point, where the emphasis has shifted to beginning a normalization of the Fed's balance sheet. We believe market conditions will depend in large part on how successfully the Fed can manage expectations along the way.

    While we find 10-year Treasury rates in the 3% range hardly compelling, they at least provide a reasonable alternative for fixed-income investors who have been shepherded into the credit sectors by the extraordinarily low, risk-free rates of the recent past. As we determine the Fund's allocation strategies, we will continue to monitor closely the relative value of spread sectors compared with Treasuries. While continuing to underweight Treasuries, given the recent tightening of spreads following the outperformance of the credit sectors, we have been trimming (at the margin) the proportion of mortgage-backed and asset-backed securities held in the portfolio, while adding modestly to the Fund's Treasury position. We view current fundamentals as continuing to be supportive of corporate issues; however, with credit spreads having narrowed, we view corporate valuations as a neutral factor overall and are being selective when adding credit-sensitive exposure to the portfolio. We believe that opportunities to add to the Fund's benchmark-relative performance over the near-to-intermediate term are more likely to be driven by individual security selection than by adding credit risk to the portfolio.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/13 7

    We believe the Fund is well positioned for the eventual removal of the Fed's accommodation, with a large percentage of assets held in floating-rate securities that should benefit from a further rise in rates. We will continue to monitor macroeconomic factors that have the potential to affect the markets, while remaining principally focused on adding value to the Fund through individual security selection. As always, we will seek to provide investors with a high level of current income, while limiting the effect of interest-rate changes on the Fund's share price.

8 Pioneer Short Term Income Fund | Annual Report | 8/31/13

Please refer to the Schedule of Investments on pages 19-72 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/13 9

Portfolio Summary | 8/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                     32.0%
U.S. Government Securities                              23.5%
U.S. Corporate Bonds                                    16.5%
Asset Backed Securities                                 15.4%
International Corporate Bonds                            7.0%
Temporary Cash Investment                                2.9%
Municipal Bonds                                          1.2%
Senior Secured Loans                                     1.0%
International Preferred Stocks                           0.5%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                     48.8%
AA                                                      12.5%
A                                                       17.0%
BBB                                                     12.8%
BB                                                       4.6%
B                                                        1.1%
CCC                                                      0.6%
Not Rated                                                1.9%
Cash and equivalents                                     0.7%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

  1. U.S. Treasury Notes, 0.375%, 6/15/15                                  5.20%
--------------------------------------------------------------------------------
  2. U.S. Treasury Notes, 0.25%, 4/30/14                                   4.16
--------------------------------------------------------------------------------
  3. U.S. Treasury Notes, 0.125%, 12/31/13                                 2.60
--------------------------------------------------------------------------------
  4. U.S. Treasury Notes, 0.25%, 1/31/14                                   2.49
--------------------------------------------------------------------------------
  5. U.S. Treasury Notes, 0.375%, 2/15/16                                  1.76
--------------------------------------------------------------------------------
  6. U.S. Treasury Notes, 0.25%, 10/31/13                                  1.61
--------------------------------------------------------------------------------
  7. U.S. Treasury Notes, 1.5%, 8/31/18                                    1.55
--------------------------------------------------------------------------------
  8. U.S. Treasury Notes, 1.25%, 4/15/14                                   1.05
--------------------------------------------------------------------------------
  9. U.S. Treasury Notes, 0.25%, 10/15/15                                  1.03
--------------------------------------------------------------------------------
 10. Fannie Mae Grantor Trust 2001-T1, Floating Rate Note, 10/25/40        0.80
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Short Term Income Fund | Annual Report | 8/31/13

Prices and Distributions | 8/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class                           8/31/13                      8/31/12
--------------------------------------------------------------------------------
      A                               $9.66                        $9.72
--------------------------------------------------------------------------------
      B                               $9.65                        $9.71
--------------------------------------------------------------------------------
      C                               $9.65                        $9.70
--------------------------------------------------------------------------------
      Y                               $9.64                        $9.70
--------------------------------------------------------------------------------
    Class                            8/31/13                       8/1/13
--------------------------------------------------------------------------------
     C2*                              $9.65                        $9.65
--------------------------------------------------------------------------------

Distributions per Share: 9/1/12-8/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net
                      Investment            Short-Term       Long-Term
    Class               Income             Capital Gains    Capital Gains
--------------------------------------------------------------------------------
      A                $0.2252                  $ --            $ --
--------------------------------------------------------------------------------
      B                $0.1372                  $ --            $ --
--------------------------------------------------------------------------------
      C                $0.1554                  $ --            $ --
--------------------------------------------------------------------------------
     C2*               $0.0136                  $ --            $ --
--------------------------------------------------------------------------------
      Y                $0.2556                  $ --            $ --
--------------------------------------------------------------------------------

The Barclays One-to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

*   Class C2 shares were first publicly offered on August 1, 2013.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 11

Performance Update | 8/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                  Net Asset     Public Offering
Period            Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)          3.22%          2.93%
5 Years           3.68           3.16
1 Year            1.71          -0.84
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  1.20%         0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Short-Term    Barclays One- to Three-Year
                  Income Fund           Government/Credit Index
7/31/2004         $    9,750            $     10,000
8/31/2004         $    9,805            $     10,078
8/31/2005         $    9,933            $     10,218
8/31/2006         $   10,170            $     10,534
8/31/2007         $   10,645            $     11,104
8/31/2008         $   10,877            $     11,754
8/31/2009         $   11,301            $     12,361
8/31/2010         $   12,114            $     12,781
8/31/2011         $   12,318            $     13,003
8/31/2012         $   12,811            $     13,141
8/31/2013         $   13,030            $     13,200

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Short Term Income Fund | Annual Report | 8/31/13

Performance Update | 8/31/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)          2.31%          2.31%
5 Years           2.77           2.77
1 Year            0.80          -1.19
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  1.94%         1.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Short-Term    Barclays One- to Three-Year
                  Income Fund           Government/Credit Index
7/31/2004         $   10,000            $    10,000
8/31/2004         $   10,052            $    10,078
8/31/2005         $   10,108            $    10,218
8/31/2006         $   10,265            $    10,534
8/31/2007         $   10,639            $    11,104
8/31/2008         $   10,762            $    11,754
8/31/2009         $   11,092            $    12,361
8/31/2010         $   11,796            $    12,781
8/31/2011         $   11,875            $    13,003
8/31/2012         $   12,241            $    13,141
8/31/2013         $   12,338            $    13,200

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Redeemed" results reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 2% and declines over three years.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 13

Performance Update | 8/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)          2.41%         2.41%
5 Years           2.91          2.91
1 Year            1.09          1.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  1.16%         1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Short-Term    Barclays One- to Three-Year
                  Income Fund           Government/Credit Index
7/31/2004         $   10,000            $   10,000
8/31/2004         $   10,052            $   10,078
8/31/2005         $   10,111            $   10,218
8/31/2006         $   10,260            $   10,534
8/31/2007         $   10,648            $   11,104
8/31/2008         $   10,781            $   11,754
8/31/2009         $   11,121            $   12,361
8/31/2010         $   11,823            $   12,781
8/31/2011         $   11,933            $   13,003
8/31/2012         $   12,312            $   13,141
8/31/2013         $   12,447            $   13,200

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year were subject to a 1% contingent deferred sales charge (CDSC) through July 31, 2013. The CDSC for Class C shares was eliminated effective August 1, 2013. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Short Term Income Fund | Annual Report | 8/31/13

Performance Update | 8/31/13                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)          2.41%         2.41%
5 Years           2.91          2.91
1 Year            1.10          1.10
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  1.16%         1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Short-Term    Barclays One- to Three-Year
                  Income Fund           Government/Credit Index
7/31/2004         $   10,000            $   10,000
8/31/2004         $   10,052            $   10,078
8/31/2005         $   10,111            $   10,218
8/31/2006         $   10,260            $   10,534
8/31/2007         $   10,648            $   11,104
8/31/2008         $   10,781            $   11,754
8/31/2009         $   11,121            $   12,361
8/31/2010         $   11,823            $   12,781
8/31/2011         $   11,933            $   13,003
8/31/2012         $   12,312            $   13,141
8/31/2013         $   12,447            $   13,200

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses.

Class C2 shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2015, for Class C2 shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 15

Performance Update | 8/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2013)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(7/8/04)          3.56%         3.56%
5 Years           4.00          4.00
1 Year            2.03          2.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2013)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.56%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer Short-Term    Barclays One- to Three-Year
                  Income Fund           Government/Credit Index
7/31/2004         $   5,000,000         $   5,000,000
8/31/2004         $   5,031,883         $   5,039,143
8/31/2005         $   5,125,561         $   5,109,065
8/31/2006         $   5,265,685         $   5,266,787
8/31/2007         $   5,527,035         $   5,552,160
8/31/2008         $   5,662,589         $   5,876,896
8/31/2009         $   5,895,518         $   6,180,639
8/31/2010         $   6,345,978         $   6,390,515
8/31/2011         $   6,477,120         $   6,501,494
8/31/2012         $   6,751,978         $   6,570,323
8/31/2013         $   6,889,113         $   6,599,789

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Short Term Income Fund | Annual Report | 8/31/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from March 1, 2013, through August 31, 2013.

------------------------------------------------------------------------------------------
 Share Class                    A            B            C             C2           Y
------------------------------------------------------------------------------------------
 Beginning Account         $1,000.00    $1,000.00    $1,000.00     $1,000.00    $1,000.00
 Value on 3/1/13**
------------------------------------------------------------------------------------------
 Ending Account            $1,002.86    $  998.42    $1,000.49     $1,001.50    $1,004.33
 Value (after expenses)
 on 8/31/13
------------------------------------------------------------------------------------------
 Expenses Paid             $   4.44     $    9.07    $    7.71     $    0.88    $    2.98
 During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.88%, 1.80%, 1.53%, 1.01% and 0.59% for Class A, Class B, Class C, Class C2 and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**  Class C2 shares were first publicly offered on August 1, 2013.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2013, through August 31, 2013.

------------------------------------------------------------------------------------------
 Share Class                    A            B            C             C2            Y
------------------------------------------------------------------------------------------
 Beginning Account         $1,000.00    $1,000.00    $1,000.00     $1,000.00     $1,000.00
 Value on 3/1/13**
------------------------------------------------------------------------------------------
 Ending Account            $1,020.77    $1,016.13    $1,017.49     $1,003.37     $1,022.23
 Value (after expenses)
 on 8/31/13
------------------------------------------------------------------------------------------
 Expenses Paid             $    4.48    $    9.15    $    7.78     $    0.88     $    3.01
 During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.88%, 1.80%, 1.53%, 1.01% and 0.59% for Class A, Class B, Class C, Class C2 and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**  Class C2 shares were first publicly offered on August 1, 2013.

18 Pioneer Short Term Income Fund | Annual Report | 8/31/13

Schedule of Investments | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
                  Rate (b)      Ratings
Shares            (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              PREFERRED STOCKS -- 0.0%+
                                              INSURANCE -- 0.0%+
                                              Reinsurance -- 0.0%+
        250,000          0.00         NR/NR   Altair Re, Floating Rate Note,
                                              4/30/16 (c)                                   $       257,925
        150,000                       NR/NR   Pangaea Re, 10/1/15 (c) (e)                           155,842
-----------------------------------------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCKS
                                              (Cost $400,000)                               $       413,767
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-----------------------------------------------------------------------------------------------------------
                                              ASSET BACKED
                                              SECURITIES -- 15.8%
                                              MATERIALS -- 5.3%
                                              Commodity Chemicals -- 0.3%
        425,000          0.79        NR/Aaa   CNH Wholesale Master Note Trust,
                                              Floating Rate Note, 8/15/19 (144A)            $       424,995
        800,000          2.68         NR/A2   Navistar Financial Dealer Note Master
                                              Owner Trust II, Floating Rate Note,
                                              10/25/16 (144A)                                       801,428
                                                                                            ---------------
                                                                                            $     1,226,423
-----------------------------------------------------------------------------------------------------------
                                              Aluminum -- 0.0%+
        137,760          0.33        B-/Ba3   JP Morgan Mortgage Acquisition
                                              Trust 2006-CW1, Floating Rate
                                              Note, 5/25/36                                 $       131,779
-----------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 0.0%+
        218,969                       NR/A1   BCMSC Trust 1998-A, 6.65%, 4/15/28            $       224,608
-----------------------------------------------------------------------------------------------------------
                                              Precious Metals & Minerals -- 0.3%
        112,523          6.50      BB+/Baa2   ACE Securities Corp., Manufactured
                                              Housing Trust Series 2003-MH1, Floating
                                              Rate Note, 8/15/30 (144A)                     $       112,765
      1,256,530          0.63        AAA/A2   Lehman ABS Manufactured Housing
                                              Contract Trust 2002-A, Floating Rate
                                              Note, 6/15/33                                       1,214,674
                                                                                            ---------------
                                                                                            $     1,327,439
-----------------------------------------------------------------------------------------------------------
                                              Steel -- 4.3%
        240,000          0.59        CCC/A3   Accredited Mortgage Loan Trust 2005-2,
                                              Floating Rate Note, 7/25/35                   $       227,393
        357,102          0.45      BB+/Baa3   Aegis Asset Backed Securities Trust
                                              2005-5, Floating Rate Note, 12/25/35                  330,053
        597,014          0.54       AAA/Aaa   Aegis Asset Backed Securities Trust
                                              Mortgage Pass-Through Certificates
                                              Series 2004-3, Floating Rate
                                              Note, 9/25/34                                         586,176

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 19

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Steel -- (continued)
        194,380          0.73       AAA/Aaa   Aegis Asset Backed Securities Trust
                                              Mortgage Pass-Through Certificates
                                              Series 2004-3, Floating Rate
                                              Note, 9/25/34                                 $       192,250
        181,044          0.55       A+/Baa1   Aegis Asset Backed Securities Trust
                                              Mortgage Pass-Through Certificates
                                              Series 2005-4, Floating Rate
                                              Note, 10/25/35                                        173,782
        127,520          3.94        A/Baa1   Ameriquest Mortgage Securities, Inc.,
                                              Asset Backed Pass Through
                                              Certificates, 03 AR3, Floating Rate
                                              Note, 6/25/33                                         132,653
        773,870          0.92        AA+/A2   Ameriquest Mortgage Securities, Inc.,
                                              Asset-Backed Pass-Through Certificates
                                              Series 2003-11, Floating Rate Note,
                                              12/25/33                                              711,557
        925,128          3.71         A/Aa1   Asset Backed Securities Corp., Home
                                              Equity Loan Trust Series 2003-HE1,
                                              Floating Rate Note, 1/15/33                           951,779
        159,800          0.89     BBB+/Baa3   Asset Backed Securities Corp., Home
                                              Equity Loan Trust Series 2005-HE3,
                                              Floating Rate Note, 4/25/35                           156,611
         76,137          0.38        BB/Ba3   Asset Backed Securities Corp., Home
                                              Equity Loan Trust Series AEG 2006-HE1,
                                              Floating Rate Note, 1/25/36                            71,454
         10,064          0.85        AA+/A3   Asset Backed Securities Corp., Home
                                              Equity, Floating Rate Note, 4/25/35                    10,056
        314,934          4.91        AA+/NR   Bayview Financial Asset Trust 2003-A,
                                              Floating Rate Note, 2/25/33 (144A)                    319,524
        468,112          0.53       AAA/Aaa   Bayview Financial Mortgage Pass-Through
                                              Trust 2006-A, Floating Rate Note,
                                              2/28/41                                               464,453
        477,711          0.48        AA+/A1   Bayview Financial Mortgage Pass-Through
                                              Trust 2006-B, Floating Rate Note,
                                              4/28/36                                               455,761
         66,937          0.45        AA+/A1   Bayview Financial Mortgage Pass-Through
                                              Trust 2006-B, Floating Rate Note,
                                              4/28/36                                                63,824
        425,000          0.63        AA/Aa2   Bayview Financial Mortgage Pass-Through
                                              Trust Series 2005-B, Floating Rate Note,
                                              4/28/39                                               415,390
        781,194          0.68        A+/Ba3   Bear Stearns Asset Backed Securities I
                                              Trust 2005-FR1, Floating Rate Note,
                                              6/25/35                                               758,355
        174,120          0.66        AA+/A3   Bear Stearns Asset Backed Securities I
                                              Trust 2005-HE6, Floating Rate Note,
                                              6/25/35                                               170,802

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Steel -- (continued)
        437,738          0.68        AA+/NR   Bear Stearns Asset Backed Securities I
                                              Trust 2005-HE8, Floating Rate Note,
                                              8/25/35                                       $       436,380
         84,860          0.78        AAA/NR   Bear Stearns Asset Backed Securities
                                              Trust 2004-2, Floating Rate Note,
                                              8/25/34                                                82,358
        952,941          1.68        AAA/A3   Conseco Finance Home Equity Loan
                                              Trust 2002-C, Floating Rate Note,
                                              5/15/32                                               919,485
      2,516,835          0.58       AA+/Aa2   First NLC Trust 2005-2, Floating Rate
                                              Note, 9/25/35                                       2,449,942
        626,325          0.96      AA+/Baa1   GSAA Home Equity Trust 2004-6,
                                              Floating Rate Note, 6/25/34                           611,066
        364,493          0.43         B+/B3   GSAA Home Equity Trust 2005-11,
                                              Floating Rate Note, 10/25/35                          361,694
         79,544          0.84         AA/A1   Home Equity Asset Trust 2005-3,
                                              Floating Rate Note, 8/25/35                            79,306
        103,380          0.59       AAA/Aaa   Home Equity Asset Trust 2005-5,
                                              Floating Rate Note, 11/25/35                          102,839
         46,936          0.36       BBB+/A1   Home Equity Asset Trust 2006-3,
                                              Floating Rate Note, 7/25/36                            46,777
        426,458          0.29       CCC/Ba1   Home Equity Asset Trust 2006-8,
                                              Floating Rate Note, 3/25/37                           421,494
        137,556                     A+/Baa1   Home Loan Trust 2003-HI1, 5.27%,
                                              4/25/28 (Step)                                        143,254
        148,358          0.60       AA+/Aa1   HSBC Home Equity Loan Trust 2005-3,
                                              Floating Rate Note, 1/20/35                           145,919
      1,005,000          0.43       AAA/Aaa   HSBC Home Equity Loan Trust USA
                                              2006-3, Floating Rate Note, 3/20/36                   966,560
        109,295          0.37       AA+/Aa1   HSBC Home Equity Loan Trust USA
                                              2007-2, Floating Rate Note, 7/20/36                   105,958
        271,540                     BBB/Ba2   Irwin Home Equity Corp., Series
                                              2003-D B1, Floating Rate Note,
                                              11/15/28                                              264,000
        228,413                     NR/Baa1   Irwin Home Equity Loan Trust 2005-1,
                                              5.32%, 6/25/35 (Step)                                 222,322
         70,306          0.52         BB/A2   IXIS Real Estate Capital Trust 2005-HE4,
                                              Floating Rate Note, 2/25/36                            68,056
         20,140          0.55       AA+/Aa3   Mastr Asset Backed Securities Trust
                                              2005-WF1, Floating Rate Note, 6/25/35                  19,835
        125,887          0.86        AA+/A3   Mastr Asset Backed Securities Trust
                                              2005-WMC1, Floating Rate Note,
                                              3/25/35                                               125,157
        917,410          0.41        BB+/A2   Mastr Asset Backed Securities Trust
                                              2006-AB1, Floating Rate Note, 2/25/36                 880,913

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 21

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Steel -- (continued)
        372,671          0.37        B-/Ba3   Mastr Asset Backed Securities Trust
                                              2006-NC1, Floating Rate Note,
                                              1/25/36                                       $       363,130
        389,040          0.60         AA/A3   Morgan Stanley ABS Capital I Inc Trust
                                              2005-NC2, Floating Rate Note,
                                              3/25/35                                               384,048
        359,669          0.50       A+/Baa1   Morgan Stanley Home Equity Loan
                                              Trust 2005-4, Floating Rate Note,
                                              9/25/35                                               337,124
        334,713          0.53       AAA/Aaa   New Century Home Equity Loan Trust
                                              Series 2005-1, Floating Rate Note,
                                              3/25/35                                               324,985
        134,794          0.44        NR/Aaa   New Century Home Equity Loan Trust
                                              Series 2005-2, Floating Rate Note,
                                              6/25/35                                               134,469
        169,015          0.48       AAA/Aa1   New Century Home Equity Loan Trust
                                              Series 2005-2, Floating Rate Note,
                                              6/25/35                                               168,511
        304,602          0.45       AAA/Aa2   New Century Home Equity Loan Trust
                                              Series 2005-4, Floating Rate Note,
                                              9/25/35                                               303,632
        348,652          0.94       BBB/Ba2   NovaStar Mortgage Funding Trust
                                              Series 2003-1, Floating Rate Note,
                                              5/25/33                                               314,240
        560,000          1.76      AA-/Baa1   NovaStar Mortgage Funding Trust
                                              Series 2004-3, Floating Rate Note,
                                              12/25/34                                              508,190
        607,000          1.83         AA/A1   NovaStar Mortgage Funding Trust
                                              Series 2004-4, Floating Rate Note,
                                              3/25/35                                               593,630
        608,245          0.44       AA+/Aa3   Option One Mortgage Loan Trust
                                              2005-4 Asset-Backed Certificates
                                              Series 2005-4, Floating Rate Note,
                                              11/25/35                                              596,399
          5,456          0.30        A+/Aa3   Option One Mortgage Loan Trust
                                              2007-HL1, Floating Rate Note, 2/25/38                   5,449
        416,131          1.31       NR/Baa1   Option One Woodbridge Loan Trust
                                              2002-1, Floating Rate Note,
                                              9/25/14 (144A)                                        410,590
        250,000          0.75       AAA/Aaa   Penarth Master Issuer Plc, Floating
                                              Rate Note, 3/18/14 (144A)                             250,005
         30,921          0.66       AA+/Aa3   RASC Series 2005-EMX2 Trust, Floating
                                              Rate Note, 7/25/35                                     30,028
        561,902          0.62        AA+/A1   RASC Series 2005-KS7 Trust, Floating
                                              Rate Note, 8/25/35                                    551,505
        157,896          0.96       AA/Baa3   Soundview Home Loan Trust 2005-3,
                                              Floating Rate Note, 6/25/35                           155,836

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Steel -- (continued)
        790,207          0.48       BBB+/B1   Specialty Underwriting & Residential
                                              Finance Trust Series 2006-BC1, Floating
                                              Rate Note, 12/25/36                           $       735,098
        182,606          1.12        AA+/A1   Terwin Mortgage Trust Series TMTS
                                              2003-8HE, Floating Rate Note,
                                              12/25/34                                              175,580
        140,639                      AA-/A1   Terwin Mortgage Trust Series TMTS
                                              2005-14HE, 4.849%, 8/25/36 (Step)                     145,698
                                                                                            ---------------
                                                                                            $    21,133,335
-----------------------------------------------------------------------------------------------------------
                                              Paper Products -- 0.4%
        507,900          1.63        AAA/NR   Cabela's Master Credit Card Trust,
                                              Floating Rate Note, 1/16/18 (144A)            $       516,032
        230,000          0.88       AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                              Rate Note, 2/15/17 (144A)                             230,147
        500,000          1.03       AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                              Rate Note, 5/15/19 (144A)                             501,770
        500,000          0.61        NR/Aaa   Master Credit Card Trust II, Floating
                                              Rate Note, 1/22/18 (144A)                             500,050
                                                                                            ---------------
                                                                                            $     1,747,999
                                                                                            ---------------
                                              Total Materials                               $    25,791,583
-----------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.1%
                                              Railroads -- 0.1%
        233,394                        A/NR   Trinity Rail Leasing LP, 2.266%,
                                              1/15/43 (144A)                                $       228,535
                                                                                            ---------------
                                              Total Transportation                          $       228,535
-----------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.6%
                                              Auto Parts & Equipment -- 0.0%+
     CAD 47,287                      AAA/NR   Ford Auto Securitization Trust Series
                                              2011-R1 Asset-Backed Notes, 2.431%,
                                              11/15/14 (144A)                               $        44,915
-----------------------------------------------------------------------------------------------------------
                                              Automobile Manufacturers -- 0.6%
        500,000                     AAA/Aaa   AmeriCredit Automobile Receivables
                                              Trust 2004-D-F, 0.74%, 11/8/16                $       499,973
        500,000                   BBB+/Baa1   AmeriCredit Automobile Receivables
                                              Trust 2004-D-F, 3.31%, 10/8/19                        499,919
        100,000                      NR/Aa1   AmeriCredit Automobile Receivables
                                              Trust 2004-D-F, 4.04%, 7/10/17                        104,469
        567,000                      AA/Aaa   AmeriCredit Automobile Receivables
                                              Trust 2010-2, 6.24%, 6/8/16                           595,265
        150,000                       A+/NR   AmeriCredit Automobile Receivables
                                              Trust 2013-1, 1.57%, 1/8/19                           145,683
         56,908                      NR/Aaa   BMW Vehicle Owner Trust 2011-A,
                                              0.76%, 8/25/15                                         56,975
        425,688          1.18        AA-/NR   Hyundai Capital Auto Funding VIII, Ltd.,
                                              Floating Rate Note, 9/20/16 (144A)                    426,029

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 23

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Automobile Manufacturers -- (continued)
         93,302                       A+/NR   Santander Drive Auto Receivables Trust
                                              2011-S2, 3.35%, 6/15/17 (144A)                $        93,715
        500,000                        A/A1   Santander Drive Auto Receivables
                                              Trust 2012-1, 3.78%, 11/15/17                         511,031
        125,000                        A/A1   Santander Drive Auto Receivables
                                              Trust 2012-5, 2.7%, 8/15/18                           125,296
                                                                                            ---------------
                                                                                            $     3,058,355
                                                                                            ---------------
                                              Total Automobiles & Components                $     3,103,270
-----------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.2%
                                              Hotels, Resorts & Cruise Lines -- 0.2%
        238,071                        A/NR   Westgate Resorts 2012-2 LLC, 3.0%,
                                              1/20/25 (144A)                                $       238,963
        256,556                       NR/NR   Westgate Resorts 2012-A LLC, 2.25%,
                                              8/20/25 (144A)                                        255,674
        356,524                       NR/NR   Westgate Resorts 2012-A LLC, 3.75%,
                                              8/20/25 (144A)                                        351,622
        189,032                        A/NR   Westgate Resorts LLC, 2.5%,
                                              3/20/25 (144A)                                        188,914
                                                                                            ---------------
                                                                                            $     1,035,173
                                                                                            ---------------
                                              Total Consumer Services                       $     1,035,173
-----------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.2%
                                              Automotive Retail -- 0.2%
        500,000                      NR/Aaa   Avis Budget Rental Car Funding
                                              AESOP LLC, 2.09%, 4/20/15 (144A)              $       502,742
        385,000                      AAA/NR   Ford Credit Auto Owner Trust 2013-C,
                                              0.55%, 4/15/16                                        385,101
                                                                                            ---------------
                                                                                            $       887,843
                                                                                            ---------------
                                              Total Retailing                               $       887,843
-----------------------------------------------------------------------------------------------------------
                                              BANKS -- 7.2%
                                              Diversified Banks -- 0.0%+
        103,004          0.56        AA+/NR   Wells Fargo Home Equity Asset-Backed
                                              Securities 2005-3 Trust, Floating Rate
                                              Note, 12/25/35                                $       101,225
         32,167          0.27        NR/Aa1   Wells Fargo Home Equity Asset-Backed
                                              Securities 2007-2 Trust, Floating Rate
                                              Note, 4/25/37                                          32,006
                                                                                            ---------------
                                                                                            $       133,231
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- 7.2%
         96,598          0.36       BB+/Ba3   ACE Securities Corp., Home Equity
                                              Loan Trust Series 2006-ASAP2, Floating
                                              Rate Note, 3/25/36                            $        93,251

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
        801,553          0.51         A+/A1   Ameriquest Mortgage Securities, Inc.,
                                              Asset Backed Pass-Through Certificates
                                              Series 2005-R11, Floating Rate Note,
                                              1/25/36                                       $       785,981
        305,777          0.49       AA+/Aa1   Ameriquest Mortgage Securities., Inc.
                                              Asset-Backed Pass-Through Certificates
                                              Series 2004-R11, Floating Rate Note,
                                              11/25/34                                              303,713
         64,802          0.38       AA+/Aaa   Ameriquest Mortgage Securities, Inc.,
                                              Asset-Backed Pass-Through Certificates
                                              Series 2005-R6, Floating Rate Note,
                                              8/25/35                                                63,472
        662,199          1.18       AAA/Aa3   Amortizing Residential Collateral Trust
                                              2004-1, Floating Rate Note, 10/25/34                  649,226
        246,452          0.73        AAA/NR   ARI Fleet Lease Trust 2012-A, Floating
                                              Rate Note, 3/15/20 (144A)                             246,997
        260,000                      AAA/NR   ARI Fleet Lease Trust 2013-A, 0.7%,
                                              12/15/15 (144A)                                       259,354
        296,457                       NR/NR   Ascentium Equipment Receivables
                                              LLC, 1.83%, 9/15/19 (144A)                            296,074
        281,921          0.81       AAA/Aaa   Bayview Financial Acquisition Trust,
                                              Floating Rate Note, 5/28/44                           277,329
        565,310          0.77       AAA/Aaa   Bayview Financial Acquisition Trust,
                                              Floating Rate Note, 8/28/44                           561,181
        349,767          4.62       AA+/Ba2   Bear Stearns Asset Backed Securities
                                              Trust 2003-SD2, Floating Rate Note,
                                              6/25/43                                               343,305
        309,543          0.67         A+/NR   Bear Stearns Asset Backed Securities
                                              Trust 2006-SD2, Floating Rate Note,
                                              6/25/36                                               298,469
        423,825          0.93        AAA/A3   Bear Stearns Asset Backed Securities
                                              Trust, Floating Rate Note, 2/25/35                    421,033
         26,443                       NR/NR   Bush Truck Leasing LLC, 5.0%,
                                              9/25/18 (144A)                                         26,326
        573,196          0.92         AA/A3   Carrington Mortgage Loan Trust Series
                                              2005-NC1, Floating Rate Note,
                                              2/25/35                                               568,645
      1,306,421          0.36       BB+/Ba2   Carrington Mortgage Loan Trust Series
                                              2006-OPT1, Floating Rate Note,
                                              2/25/36                                             1,206,760
        146,374          0.72        AAA/A3   Chase Funding Trust Series 2003-3,
                                              Floating Rate Note, 4/25/33                           143,191
        506,021          0.38        A/Baa1   Citigroup Mortgage Loan Trust
                                              2006-SHL1, Floating Rate Note,
                                              11/25/45 (144A)                                       481,131
        148,574          1.20     BBB-/Caa1   Citigroup Mortgage Loan Trust, Inc.,
                                              Floating Rate Note, 11/25/34                          136,633

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 25

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
        106,192          0.55        AA+/A1   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 1/25/36                   $       103,318
          6,437          5.52         BB/B2   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 10/25/46                            6,412
        154,243          0.57       AAA/Aa3   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 11/25/34                          152,315
        134,039          0.77        BBB/NR   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 11/25/35 (144A)                   120,700
         83,313          5.15        BB+/B1   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 2/25/33                            84,527
        346,796          5.07       BB+/Ba3   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 2/25/36                           360,035
        384,528          1.08         A+/A3   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 5/25/35                           379,817
         85,811          0.36         B-/B2   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 6/25/36                            81,275
        541,578          0.62         A+/A3   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 7/25/35                           541,085
         24,469          0.53       BB+/Ba2   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 8/25/47                            24,403
        650,014          0.73        AAA/NR   Countrywide Asset-Backed Certificates,
                                              Floating Rate Note, 9/25/34 (144A)                    590,134
        227,083                        A/NR   Cronos Containers Program, Ltd.,
                                              3.81%, 9/18/27 (144A)                                 228,010
        550,000          1.08       B-/Caa3   Ellington Loan Acquisition Trust 2007-1,
                                              Floating Rate Note, 5/28/37 (144A)                    531,889
        460,229          4.14       AAA/Aaa   Equity One Mortgage Pass-Through Trust
                                              2004-1, Floating Rate Note, 4/25/34                   469,205
        486,710          4.62       AAA/Aa1   Equity One Mortgage Pass-Through Trust
                                              2004-2, Floating Rate Note, 7/25/34                   498,665
        216,784          0.50        AA+/A1   Equity One Mortgage Pass-Through Trust
                                              2004-3, Floating Rate Note, 7/25/34                   179,079
        222,094          0.48        NR/Aaa   FHLMC Structured Pass Through
                                              Securities, Floating Rate Note, 12/25/29              215,611
        194,105          1.26        BB+/B1   Fieldstone Mortgage Investment Trust
                                              Series 2005-1, Floating Rate Note,
                                              3/25/35                                               186,680
        527,779          0.69       NR/Baa1   First Frankin Mortgage Loan Trust
                                              2005-FFH3, Floating Rate Note,
                                              9/25/35                                               516,436
        140,357                      AAA/NR   First Investors Auto Owner Trust 2012-2,
                                              1.47%, 5/15/18 (144A)                                 141,147
        200,000                        A/NR   First Investors Auto Owner Trust 2013-1,
                                              2.02%, 1/15/19 (144A)                                 194,492
        148,000                      AAA/NR   First Investors Auto Owner Trust 2013-2,
                                              1.23%, 3/15/19 (144A)                                 147,724

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
        209,031          0.64        AA+/A3   Fremont Home Loan Trust 2005-2,
                                              Floating Rate Note, 6/25/35                   $       208,147
        200,000                      NR/Aaa   GE Equipment Small Ticket LLC
                                              Series 2013-1, 0.73%, 1/25/16 (144A)                  199,832
         71,008          0.78         AA/NR   GreenPoint Mortgage Funding Trust
                                              2005-HE1, Floating Rate Note, 9/25/34                  70,705
        297,570          0.86         A+/NR   GreenPoint Mortgage Funding Trust
                                              2005-HE1, Floating Rate Note, 9/25/34                 290,014
        154,847          0.63        A+/Ba3   GreenPoint Mortgage Funding Trust
                                              2005-HE4, Floating Rate Note, 7/25/30                 153,289
        396,439          0.61      BBB+/Ba3   GSAA Trust, Floating Rate Note, 6/25/35               361,406
        340,694          0.54       AAA/Aaa   GSAMP Trust 2004-HE2, Floating
                                              Rate Note, 9/25/34                                    317,693
        219,639          0.93       AA+/Ba1   GSAMP Trust 2005-HE1, Floating
                                              Rate Note, 12/25/34                                   215,612
         44,680          0.83        A/Baa3   GSAMP Trust 2005-HE2, Floating
                                              Rate Note, 3/25/35                                     44,236
        595,151          0.48          A/NR   GSAMP Trust 2006-SEA1, Floating
                                              Rate Note, 5/25/36 (144A)                             582,398
        299,840          1.53     BBB+/Baa3   GSRPM Mortgage Loan Trust 2003-2,
                                              Floating Rate Note, 6/25/33                           283,893
        268,138          0.48       A+/Baa3   GSRPM Mortgage Loan Trust 2006-2,
                                              Floating Rate Note, 9/25/36 (144A)                    247,163
        450,000                      AAA/NR   HLSS Servicer Advance Receivables
                                              Backed Notes, 0.898%, 1/15/44 (144A)                  449,730
        200,000                        A/NR   HLSS Servicer Advance Receivables
                                              Backed Notes, 1.644%, 1/15/44 (144A)                  199,940
        250,000                       AA/NR   HLSS Servicer Advance Receivables
                                              Backed Notes, 1.744%, 1/16/46 (144A)                  247,725
        125,000                      BBB/NR   HLSS Servicer Advance Receivables
                                              Backed Notes, 2.487%, 1/15/44 (144A)                  125,162
        350,000                      BBB/NR   HLSS Servicer Advance Receivables
                                              Backed Notes, 4.94%, 10/15/45 (144A)                  364,070
        315,599                      BB+/B1   Home Equity Mortgage Trust, 5.821%,
                                              4/25/35 (Step)                                        315,369
        500,000                      AAA/NR   Honda Auto Receivables 2013-1 Owner
                                              Trust, 0.35%, 6/22/15                                 499,706
        585,000                       NR/A2   Horizon Funding Trust 2013-1, 3.0%,
                                              5/15/18 (144A)                                        581,344
        195,000                      NR/Aaa   Leaf Receivables Funding 8 LLC, 1.55%,
                                              11/15/17 (144A)                                       195,142
        491,094          2.43       A+/Baa1   Madison Avenue Manufactured Housing
                                              Contract, Floating Rate Note, 3/25/32                 490,912
        615,797                      BBB/NR   Marriott Vacation Club Owner Trust
                                              2012-1, 3.5%, 5/20/30 (144A)                          626,571

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 27

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
        398,030          0.48          A/NR   Mastr Specialized Loan Trust, Floating
                                              Rate Note, 1/25/36 (144A)                     $       367,725
         76,767          0.38     BBB-/Baa1   Morgan Stanley ABS Capital I Inc Trust
                                              2006-WMC1, Floating Rate Note,
                                              12/25/35                                               76,524
        450,467          0.68        AAA/NR   Motor 2013-1 Plc, Floating Rate Note,
                                              2/25/21 (144A)                                        450,469
        550,000                      AAA/NR   Nationstar Agency Advance Funding
                                              Trust 2013-T1A, 0.997%, 2/15/45
                                              (144A)                                                545,413
        464,000                      AAA/NR   Nationstar Mortgage Advance
                                              Receivables Trust 2013-T2, 1.679%,
                                              6/20/46 (144A)                                        463,321
        260,000          5.46       AAA/Aa3   Origen Manufactured Housing Contract
                                              Trust 2004-B, Floating Rate Note,
                                              11/15/35                                              269,977
        248,172                       NR/A2   Oxford Finance Funding Trust 2012-1,
                                              3.9%, 3/15/17 (144A)                                  250,188
        207,555          0.80        AA+/A3   Park Place Securities, Inc., Asset-Backed
                                              Pass-Through Certificates Series
                                              2004-WCW2, Floating Rate Note,
                                              10/25/34                                              207,375
        625,855          0.55     BBB+/Baa2   Park Place Securities, Inc., Asset-Backed
                                              Pass-Through Certificates Series
                                              2005-WHQ4, Floating Rate Note,
                                              9/25/35                                               620,899
         43,666          0.94      AA+/Baa3   People's Choice Home Loan Securities
                                              Trust Series 2005-3, Floating Rate
                                              Note, 8/25/35                                          43,490
        923,000          1.38       AAA/Aaa   PFS Financing Corp., Floating Rate
                                              Note, 2/15/16 (144A)                                  924,863
        644,617                     BB-/Ba1   Popular ABS Mortgage Pass-Through
                                              Trust 2004-4, 5.01%, 9/25/34 (Step)                   642,796
        500,000                       NR/NR   Progreso Receivables Funding I LLC,
                                              4.0%, 7/9/18 (144A)                                   498,750
        316,657          0.51         AA/A1   Quest Trust, Floating Rate Note,
                                              3/25/34 (144A)                                        304,046
        630,594          0.83        AA/Aa2   RAAC Series 2005-RP2 Trust, Floating
                                              Rate Note, 6/25/35 (144A)                             623,469
        197,042          0.43        B/Baa2   RAAC Series 2006-RP2 Trust, Floating
                                              Rate Note, 2/25/37 (144A)                             188,710
        916,767          5.06       AAA/Ba1   RAMP Series 2003-RS9 Trust, Floating
                                              Rate Note, 10/25/33                                   898,479
         87,426          0.52         NR/A1   RAMP Series 2005-RS5 Trust, Floating
                                              Rate Note, 5/25/35                                     86,131
        380,184          0.44        AA+/A1   RAMP Series 2005-RZ4 Trust, Floating
                                              Rate Note, 11/25/35                                   376,985

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
      1,103,950          0.34       BB+/Ba1   RAMP Series 2006-RZ3 Trust, Floating
                                              Rate Note, 8/25/36                            $     1,051,869
        148,557          0.40       BBB+/A3   RASC Series 2006-KS1 Trust, Floating
                                              Rate Note, 2/25/36                                    146,580
        222,295          1.68        A/Baa3   RFSC Series 2004-RP1 Trust, Floating
                                              Rate Note, 11/25/42 (144A)                            221,326
         41,407                        A/NR   Santander Drive Auto Receivables
                                              Trust 2010-1, 1.89%, 5/15/17 (144A)                    41,494
        471,000          0.64         A+/A3   Saxon Asset Securities Trust 2005-3,
                                              Floating Rate Note, 11/25/35                          442,527
         33,469          0.90      BB+/Baa3   Securitized Asset Backed Receivables
                                              LLC Trust 2005-FR4, Floating Rate
                                              Note, 1/25/36                                          33,444
        500,000          0.61        NR/Aaa   SMART Trust/Australia, Floating Rate
                                              Note, 1/14/17                                         500,106
        491,120          0.53        NR/Aaa   SMART Trust/Australia, Floating Rate
                                              Note, 6/14/15                                         491,322
        500,000          0.63        NR/Aaa   SMART Trust/Australia, Floating Rate
                                              Note, 9/14/16                                         500,625
        265,303                       AA/NR   SNAAC Auto Receivables Trust 2013-1,
                                              1.14%, 7/16/18 (144A)                                 264,957
        339,999                       AA/NR   SNAAC Auto Receivables Trust, 1.78%,
                                              6/15/16 (144A)                                        341,068
        460,000                      BBB/NR   SNAAC Auto Receivables Trust, 4.38%,
                                              6/15/17 (144A)                                        470,749
        315,837          0.44        BB+/NR   Soundview Home Loan Trust 2005-OPT4,
                                              Floating Rate Note, 12/25/35                          305,064
        292,173                       NR/NR   Stanwich Mortgage Loan Trust, 2.981%,
                                              2/16/43 (144A)                                        292,916
        339,365                        A/NR   STORE Master Funding LLC, 5.77%,
                                              8/20/42 (144A)                                        343,950
        320,981                    BBB+/Ba2   Structured Asset Securities Corp.,
                                              Mortgage Loan Trust 2005-2XS, 4.65%,
                                              2/25/35 (Step)                                        328,277
        149,019          0.54       AA+/Aa2   Structured Asset Securities Corp.,
                                              Mortgage Loan Trust 2005-WF4, Floating
                                              Rate Note, 11/25/35                                   148,279
        131,092          0.29       BBB+/A3   Structured Asset Securities Corp.,
                                              Mortgage Loan Trust 2006-BC4, Floating
                                              Rate Note, 12/25/36                                   130,411
        149,918                       A+/NR   SVO 2012-A VOI Mortgage LLC, 2.0%,
                                              9/20/29 (144A)                                        148,574
        675,000                       AA/NR   United Auto Credit Securitization
                                              Trust 2013-1, 1.74%, 4/15/16 (144A)                   673,127

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 29

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- (continued)
        253,989          0.55        AA+/A2   Wachovia Mortgage Loan Trust Series
                                              2005-WMC1, Floating Rate Note,
                                              10/25/35                                      $       249,911
                                                                                            ---------------
                                                                                            $    34,951,275
                                                                                            ---------------
                                              Total Banks                                   $    35,084,506
-----------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 2.1%
                                              Other Diversified Financial
                                              Services -- 0.8%
        370,000                      NR/Aaa   BMW Vehicle Lease Trust 2013-1,
                                              0.4%, 1/20/15                                 $       369,659
        413,000                        A/A1   Capital Auto Receivables Asset Trust
                                              2013-1, 1.74%, 10/22/18                               405,173
        125,000                    BBB/Baa2   Capital Auto Receivables Asset Trust
                                              2013-1, 2.19%, 9/20/21                                120,790
        126,994                       AA/NR   Direct Capital Funding IV LLC, 1.673%,
                                              12/20/17 (144A)                                       126,994
        325,000                      AA+/NR   DT Auto Owner Trust 2011-1, 4.89%,
                                              1/17/17 (144A)                                        328,987
        629,000                       AA/NR   DT Auto Owner Trust 2013-1, 1.67%,
                                              2/15/19 (144A)                                        629,130
        112,500          0.43     BBB+/Baa3   GE Seaco Finance Srl, Floating Rate
                                              Note, 11/17/20 (144A)                                 111,130
         99,706          0.35        BB+/A2   Home Equity Asset Trust 2006-4,
                                              Floating Rate Note, 8/25/36                            97,208
        282,251          0.33        BB/Ba1   JP Morgan Mortgage Acquisition Trust
                                              2006-ACC1, Floating Rate Note,
                                              5/25/36                                               273,740
        238,870          3.93          A/NR   Newtek Small Business Loan Trust
                                              2013-1, Floating Rate Note,
                                              7/25/38 (144A)                                        238,870
        188,412          0.36      CCC/Caa1   RASC Series 2007-KS3 Trust, Floating
                                              Rate Note, 4/25/37                                    184,184
        204,503          0.94         A+/B2   SACO I Trust 2005-8, Floating Rate
                                              Note, 11/25/35                                        202,323
        347,009          1.18       A+/Baa3   Sierra Timeshare 2007-2 Receivables
                                              Funding LLC, Floating Rate Note,
                                              9/20/19 (144A)                                        346,933
        500,000                        A/NR   Springleaf Funding Trust 2013-A, 2.58%,
                                              9/15/21 (144A)                                        495,378
                                                                                            ---------------
                                                                                            $     3,930,499
-----------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.5%
        430,048                      AAA/A3   Conseco Finance Corp., 7.55%,
                                              4/15/32 (Step)                                $       442,830
         48,692          6.69       AAA/Aaa   Conseco Finance Corp., Floating
                                              Rate Note, 11/15/32                                    48,865

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- (continued)
        256,000          0.62        NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                              Floating Rate Note, 10/20/17                  $       256,228
        670,000          0.58        NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                              Floating Rate Note, 4/20/18                           669,587
        980,000          0.67        NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                              Floating Rate Note, 6/20/17                           982,076
        203,284                       NR/A2   Hercules Capital Funding Trust 2012-1,
                                              3.32%, 12/16/17 (144A)                                203,919
                                                                                            ---------------
                                                                                            $     2,603,505
-----------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.5%
        280,000                       AA/NR   American Credit Acceptance
                                              Receivables Trust, 1.32%, 2/15/17
                                              (144A)                                        $       280,019
        220,564                       A+/NR   American Credit Acceptance
                                              Receivables Trust, 1.64%, 11/15/16
                                              (144A)                                                220,351
        216,446                      NR/Aa3   California Republic Auto Receivables
                                              Trust 2012-1, 1.18%, 8/15/17 (144A)                   216,018
        690,000                        A/A2   CPS Auto Receivables Trust 2013-A,
                                              1.89%, 6/15/20 (144A)                                 687,486
        147,758                      AA-/A1   CPS Auto Receivables Trust 2013-B,
                                              1.82%, 9/15/20 (144A)                                 147,104
        222,917                        A/NR   Global SC Finance II SRL, 4.11%,
                                              7/19/27 (144A)                                        225,655
        285,000                      NR/Aaa   Santander Drive Auto Receivables
                                              Trust 2011-2, 2.66%, 1/15/16                          287,000
        380,000          1.02       AAA/Aaa   SLM Student Loan Trust 2004-10,
                                              Floating Rate Note, 4/27/26 (144A)                    379,525
                                                                                            ---------------
                                                                                            $     2,443,158
-----------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody
                                              Banks -- 0.2%
        459,260          0.58          B/B3   Southern Pacific Secured Asset Corp.,
                                              Floating Rate Note, 3/25/28                   $       356,344
        422,500          0.35      BBB/Baa2   Triton Container Finance LLC, Floating
                                              Rate Note, 11/26/21 (144A)                            414,317
                                                                                            ---------------
                                                                                            $       770,661
-----------------------------------------------------------------------------------------------------------
                                              Investment Banking &
                                              Brokerage -- 0.1%
        200,000          0.64        NR/Aaa   Chesapeake Funding LLC, Floating
                                              Rate Note, 5/7/24 (144A)                      $       199,658
                                                                                            ---------------
                                              Total Diversified Financials                  $     9,947,481
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 31

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.1%
                                              Diversified Real Estate Activities -- 0.1%
        501,273          1.13         A+/A2   RAAC Series 2005-RP1 Trust, Floating
                                              Rate Note, 7/25/37 (144A)                     $       493,561
-----------------------------------------------------------------------------------------------------------
                                              Real Estate Services -- 0.0%+
        159,909          0.37      BBB+/Ba2   HSI Asset Securitization Corp., Trust
                                              2006-OPT1, Floating Rate Note,
                                              12/25/35                                      $       155,302
                                                                                            ---------------
                                              Total Real Estate                             $       648,863
-----------------------------------------------------------------------------------------------------------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $76,858,285)                            $    76,727,254
-----------------------------------------------------------------------------------------------------------
                                              COLLATERALIZED MORTGAGE
                                              OBLIGATIONS -- 32.7%
                                              BANKS -- 14.5%
                                              Thrifts & Mortgage Finance -- 14.5%
        642,000                       NR/NR   A10 Securitization 2013-1 LLC, 2.4%,
                                              11/15/25 (144A)                               $       635,996
        357,012          0.46       A+/Baa2   Adjustable Rate Mortgage Trust 2005-5,
                                              Floating Rate Note, 9/25/35                           315,033
        203,332          0.63        CCC/NR   Alternative Loan Trust 2003-14T1,
                                              Floating Rate Note, 8/25/18                           192,352
          9,420          0.73         A+/NR   Alternative Loan Trust 2003-9T1,
                                              Floating Rate Note, 7/25/33                             9,406
        303,170                      BB-/B2   Alternative Loan Trust 2003-J1, 4.75%,
                                              10/25/33                                              308,805
        149,665          0.63      BBB+/Ba1   Alternative Loan Trust 2004-18CB,
                                              Floating Rate Note, 9/25/34                           148,650
        257,403                     BB+/Ba2   Alternative Loan Trust 2004-4CB,
                                              4.25%, 4/25/34                                        258,100
        642,801          0.62       A+/Baa3   Alternative Loan Trust 2005-J4, Floating
                                              Rate Note, 7/25/35                                    598,186
        278,373          0.63         NR/A3   Banc of America Alternative Loan Trust
                                              2003-10, Floating Rate Note, 12/25/33                 267,658
        160,424                       NR/B3   Banc of America Alternative Loan Trust
                                              2004-2, 5.5%, 3/25/19                                 164,619
        235,821                       NR/B2   Banc of America Alternative Loan Trust
                                              2004-4, 5.25%, 5/25/34                                239,498
        179,363                     BBB+/NR   Banc of America Funding 2003-3 Trust,
                                              5.5%, 10/25/33                                        188,554
        305,502          0.39          A/NR   Banc of America Funding 2010-R4 Trust,
                                              Floating Rate Note, 6/26/37 (144A)                    304,413
        650,000          1.28        A-/Aaa   Banc of America Large Loan Trust
                                              2007-BMB1, Floating Rate Note,
                                              8/15/29 (144A)                                        643,232
      1,521,697          2.89       NR/Baa3   Banc of America Mortgage 2003-H Trust,
                                              Floating Rate Note, 9/25/33                         1,503,361

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance --
                                              (continued)
      1,773,641                     NR/Caa2   Bayview Commercial Asset Trust,
                                              3.89%, 9/25/37 (Step) (144A) (d)              $       140,118
      2,454,391          4.70       NR/Caa2   Bayview Commercial Asset Trust,
                                              Floating Rate Note, 7/25/37 (144A) (d)                 85,904
        475,944          2.45         NR/NR   BCAP LLC 2013-RR3 Trust, Floating
                                              Rate Note, 5/26/36 (144A)                             484,769
        750,762          0.78        A+/Ba3   Bear Stearns ALT-A Trust 2004-4,
                                              Floating Rate Note, 6/25/34                           694,233
        144,445          5.14        BBB/B2   Bear Stearns ARM Trust 2004-10,
                                              Floating Rate Note, 1/25/35                           141,848
        148,470          3.51      BBB+/Ba1   Bear Stearns ARM Trust 2004-9,
                                              Floating Rate Note, 11/25/34                          149,466
        171,458                     AAA/Aaa   Bear Stearns Commercial Mortgage
                                              Securities Trust 2004-PWR6, 4.705%,
                                              11/11/41                                              172,634
        150,000          5.21        NR/Ba1   Bear Stearns Commercial Mortgage
                                              Securities Trust 2005-PWR7, Floating
                                              Rate Note, 2/11/41                                    151,519
        338,331          2.51     BBB+/Baa2   Bear Stearns ARM Trust 2003-3, Floating
                                              Rate Note, 5/25/33                                    334,712
        397,303          0.88      AA+/Baa3   Bella Vista Mortgage Trust 2004-1,
                                              Floating Rate Note, 11/20/34                          366,532
        571,682                       NR/NR   Cendant Mortgage Corp., 6.25%,
                                              3/25/32 (144A)                                        545,985
        207,860                       NR/B2   Chase Mortgage Finance Trust Series
                                              2005-S1, 5.5%, 5/25/35                                210,990
        464,605          0.38     BBB+/Baa1   Chevy Chase Funding LLC
                                              Mortgage-Backed Certificates
                                              Series 2005-A, Floating Rate Note,
                                              1/25/36 (144A)                                        361,943
        791,284                        A/NR   CHL Mortgage Pass-Through Trust
                                              2002-J4, 5.5%, 10/25/32                               817,871
        241,899          4.92      BBB+/Ba1   CHL Mortgage Pass-Through Trust
                                              2004-14, Floating Rate Note, 8/25/34                  241,875
        710,339          0.72      AA+/Baa1   CHL Mortgage Pass-Through Trust
                                              2004-29, Floating Rate Note, 2/25/35                  651,345
        130,337                     NR/Baa3   CHL Mortgage Pass-Through Trust
                                              2004-9, 5.25%, 6/25/34                                131,847
        171,456                     NR/Caa1   CHL Mortgage Pass-Through Trust
                                              2005-19, 5.5%, 8/25/35                                170,890
        564,334          5.61       AAA/Aaa   Citigroup Commercial Mortgage Trust
                                              2004-C1, Floating Rate Note, 4/15/40                  574,150
         26,657          0.32       AAA/Aaa   Citigroup Commercial Mortgage Trust
                                              2007-FL3A, Floating Rate Note,
                                              4/15/22 (144A)                                         26,474

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 33

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance --
                                              (continued)
        580,444          0.39         A/Aa2   Citigroup Commercial Mortgage Trust
                                              2007-FL3A, Floating Rate Note,
                                              4/15/22 (144A)                                $       570,654
        161,228                       NR/A3   Citigroup Mortgage Loan Trust, Inc.,
                                              7.0%, 9/25/33                                         166,701
        266,853          5.50         CC/NR   Citigroup Mortgage Loan Trust, Inc.,
                                              Floating Rate Note, 11/25/35 (d)                       30,461
        245,896          2.79         CC/NR   Citigroup Mortgage Loan Trust, Inc.,
                                              Floating Rate Note, 4/25/35                           189,559
        375,827          0.78       AA+/Aaa   CNL Commercial Mortgage Loan Trust
                                              2002-1, Floating Rate Note,
                                              10/25/28 (144A)                                       360,794
        772,530          0.68          A/A2   CNL Commercial Mortgage Loan Trust
                                              2003-1, Floating Rate Note,
                                              5/15/31 (144A)                                        672,853
        141,237          0.62       BBB+/A2   CNL Commercial Mortgage Loan Trust
                                              2003-2, Floating Rate Note,
                                              10/25/30 (144A)                                       123,326
         79,062          1.19         NR/WR   Collateralized Mortgage Obligation
                                              Trust 44, Floating Rate Note, 7/1/18                   79,818
        302,000          5.52       AAA/Aaa   COMM 2004-LNB3 Mortgage Trust,
                                              Floating Rate Note, 7/10/37                           308,012
        322,752          0.31       AA-/Aaa   COMM 2006-FL12 Mortgage Trust,
                                              Floating Rate Note, 12/15/20 (144A)                   318,398
        328,150          0.35       BBB/Aa3   COMM 2006-FL12 Mortgage Trust,
                                              Floating Rate Note, 12/15/20 (144A)                   319,405
        334,536          0.36         A+/A1   COMM 2007-FL14 Mortgage Trust,
                                              Floating Rate Note, 6/15/22 (144A)                    332,783
        590,829          2.13        AAA/NR   Commercial Mortgage Pass Through
                                              Certificates, Floating Rate Note,
                                              11/17/26 (144A)                                       591,422
        400,000          5.57         A-/A3   Commercial Mortgage Trust 2003-C2,
                                              Floating Rate Note, 1/5/36 (144A)                     402,579
        138,125          0.55      AA+/Baa1   DSLA Mortgage Loan Trust 2004-AR3,
                                              Floating Rate Note, 7/19/44                           123,185
        200,000          0.89       AAA/Aaa   Extended Stay America Trust 2013-ESH,
                                              Floating Rate Note, 12/5/31 (144A)                    198,856
        200,000          1.29        AA-/NR   Extended Stay America Trust 2013-ESH,
                                              Floating Rate Note, 12/5/31 (144A)                    198,354
         62,779          2.59     BBB+/Baa2   First Horizon Mortgage Pass-Through
                                              Trust 2004-AR1, Floating Rate Note,
                                              2/25/34                                                60,912
         86,150          2.59         NR/B2   First Horizon Mortgage Pass-Through
                                              Trust 2004-AR5, Floating Rate
                                              Note, 10/25/34                                         81,748
          5,302                      CCC/NR   First Horizon Mortgage Pass-Through
                                              Trust 2006-1, 6.0%, 5/25/36                             5,270

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance --
                                              (continued)
        380,597          0.61        A+/Aa2   GE Business Loan Trust 2003-1, Floating
                                              Rate Note, 4/15/31 (144A) $                   $       359,375
        324,186          0.47        AA/Aa2   GE Business Loan Trust 2004-1, Floating
                                              Rate Note, 5/15/32 (144A)                             312,080
        176,255          0.40       AA-/Aa1   GE Business Loan Trust 2004-2, Floating
                                              Rate Note, 12/15/32 (144A)                            166,060
        637,880          0.35         A/Aa3   GE Business Loan Trust 2007-1, Floating
                                              Rate Note, 4/16/35 (144A)                             571,309
        280,788                      NR/Aaa   GE Capital Commercial Mortgage Corp.,
                                              4.893%, 3/10/40                                       283,792
        445,775                       NR/A3   GE Capital Commercial Mortgage Corp.,
                                              5.208%, 3/10/39 (144A)                                451,450
        446,102          5.16       NR/Baa2   GE Capital Commercial Mortgage Corp.,
                                              Floating Rate Note, 7/10/37 (144A)                    445,833
        500,000          5.34       BBB-/NR   GE Capital Commercial Mortgage Corp.,
                                              Floating Rate Note, 7/10/45 (144A)                    507,850
        265,807          0.50       A+/Baa2   Global Mortgage Securitization, Ltd.,
                                              Floating Rate Note, 11/25/32 (144A)                   248,575
        150,000          5.45         B+/NR   GMAC Commercial Mortgage Securities,
                                              Inc., Series 2003-C2 Trust, Floating
                                              Rate Note, 5/10/40 (144A)                             148,820
        154,280                     AAA/Aaa   GMAC Commercial Mortgage Securities,
                                              Inc., Series 2003-C3 Trust, 5.023%,
                                              4/10/40                                               154,296
        300,000          5.30       AAA/Aa3   GMAC Commercial Mortgage Securities.,
                                              Inc, Series 2004-C2 Trust, Floating Rate
                                              Note, 8/10/38                                         308,308
      1,019,000                      AAA/NR   GMAC Commercial Mortgage Securities,
                                              Inc., Series 2005-C1 Trust, 4.697%,
                                              5/10/43                                             1,064,258
        175,439          3.25         A+/NR   GMACM Mortgage Loan Trust 2004-AR1,
                                              Floating Rate Note, 6/25/34                           173,931
        400,000          1.64        NR/Aa3   GS Mortgage Securities Corp., II, Floating
                                              Rate Note, 11/8/29 (144A)                             395,158
        159,083          1.26       AAA/Aaa   GS Mortgage Securities Corp., II, Floating
                                              Rate Note, 3/6/20 (144A)                              159,181
        100,000          2.20         AA/NR   GS Mortgage Securities Corp., II, Floating
                                              Rate Note, 3/6/20 (144A)                              100,261
        359,609          2.44         A+/NR   GSR Mortgage Loan Trust 2003-9,
                                              Floating Rate Note, 8/25/33                           354,660
        369,869          2.81         A+/B1   GSR Mortgage Loan Trust 2004-7,
                                              Floating Rate Note, 6/25/34                           366,729
        342,143          3.66      AA+/Baa2   Harbor View Mortgage Loan Trust 2004-1,
                                              Floating Rate Note, 4/19/34                           343,921
        250,000          2.47        AA/Aa3   Holmes Master Issuer Plc, Floating
                                              Rate Note, 10/15/54 (144A)                            255,813

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 35

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance --
                                              (continued)
        350,755          0.60       NR/Baa1   HomeBanc Mortgage Trust 2005-2,
                                              Floating Rate Note, 5/25/25                   $       342,557
        435,760          0.53       AA+/Aa3   Homestar Mortgage Acceptance Corp.,
                                              Floating Rate Note, 6/25/34                           412,684
        370,451          0.94        AA+/A3   Impac CMB Trust Series 2003-11,
                                              Floating Rate Note, 10/25/33                          357,017
      1,473,249          0.82       BBB/Ba3   Impac CMB Trust Series 2004-4,
                                              Floating Rate Note, 9/25/34                         1,334,062
        439,897          0.90      BBB/Baa2   Impac CMB Trust Series 2004-5,
                                              Floating Rate Note, 10/25/34                          426,072
         96,039          0.98       BB+/Ba1   Impac CMB Trust Series 2004-6,
                                              Floating Rate Note, 10/25/34                           81,135
        156,183          0.96      BBB/Baa1   Impac CMB Trust Series 2004-6,
                                              Floating Rate Note, 10/25/34                          145,843
        100,770          0.92       BBB+/A3   Impac CMB Trust Series 2004-7,
                                              Floating Rate Note, 11/25/34                           95,796
        152,003          1.93      BB+/Baa2   Impac CMB Trust Series 2004-8,
                                              Floating Rate Note, 8/25/34                           141,125
        563,287          0.53       AAA/Aaa   Impac Secured Assets Trust 2006-1,
                                              Floating Rate Note, 5/25/36                           548,102
        188,541          0.53       AAA/Aaa   Impac Secured Assets Trust 2006-2,
                                              Floating Rate Note, 8/25/36                           179,846
         89,163          2.76        BB-/B1   IndyMac INDX Mortgage Loan Trust
                                              2004-AR6, Floating Rate Note,
                                              10/25/34                                               87,163
        650,000          2.05        AA/Aa2   JP Morgan Chase Commercial Mortgage
                                              Securities Corp., Floating Rate Note,
                                              10/15/25 (144A)                                       653,107
        412,000          3.05        AA-/NR   JP Morgan Chase Commercial Mortgage
                                              Securities Corp., Floating Rate Note,
                                              7/17/26 (144A)                                        412,002
         80,493                      NR/Aaa   JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2004-C1, 4.719%,
                                              1/15/38                                                81,048
         49,211                      NR/Aaa   JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2006-CIBC15, 5.819%,
                                              6/12/43                                                49,161
        125,774                      NR/Aaa   JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2006-CIBC17, 5.45%,
                                              12/12/43                                              125,588
        681,020          0.31        NR/Aa2   JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2006-FL2, Floating
                                              Rate Note, 11/15/18 (144A)                            674,764
        184,066          0.54        NR/Ba1   JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2006-FL2, Floating
                                              Rate Note, 11/15/18 (144A)                            174,138

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance --
                                              (continued)
        250,000          0.34        AA/Aa3   JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2006-LDP9, Floating
                                              Rate Note, 5/15/47                            $       249,412
        302,252          5.90       AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2007-CIBC19, Floating
                                              Rate Note, 2/12/49                                    306,573
        585,000          3.93        AA/Aa2   JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2011-FL1, Floating
                                              Rate Note, 11/15/28 (144A)                            591,766
        300,000          1.98         A-/NR   JP Morgan Chase Commercial Mortgage
                                              Securities Trust 2013-FL3, Floating
                                              Rate Note, 4/15/28 (144A)                             294,458
        660,908          2.12       A+/Baa1   JP Morgan Mortgage Trust 2003-A1,
                                              Floating Rate Note, 10/25/33                          660,876
        427,244          2.52      AA+/Baa3   JP Morgan Mortgage Trust 2004-A1,
                                              Floating Rate Note, 2/25/34                           431,459
        221,515          2.61      AA+/Baa2   JP Morgan Mortgage Trust 2004-A5,
                                              Floating Rate Note, 12/25/34                          220,791
         71,675          2.35      BBB+/Ba1   JP Morgan Mortgage Trust 2005-A4,
                                              Floating Rate Note, 7/25/35                            70,558
         48,550                     NR/Caa3   JP Morgan Mortgage Trust 2006-S3,
                                              6.0%, 8/25/36 (d)                                       2,167
        250,000          0.76       AAA/Aaa   Lanark Master Issuer Plc, Floating Rate
                                              Note, 12/22/54 (144A)                                 250,001
        307,353          5.62       BBB+/NR   LB-UBS Commercial Mortgage Trust
                                              2002-C4, Floating Rate Note,
                                              10/15/35 (144A)                                       306,668
        161,962                     AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                              2004-C1, 4.568%, 1/15/31                              164,378
        235,060                     AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                              2004-C2, 4.367%, 3/15/36                              237,829
        207,775          5.02        AAA/NR   LB-UBS Commercial Mortgage Trust
                                              2004-C6, Floating Rate Note, 8/15/29                  211,897
         84,747                     AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                              2005-C3, 4.664%, 7/15/30                               85,418
        146,585          6.32       AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                              2008-C1, Floating Rate Note, 4/15/41                  153,756
        939,326          0.35       AA+/Aaa   Lehman Brothers Floating Rate
                                              Commercial Mortgage Trust
                                              2006-LLF C5, Floating Rate Note,
                                              9/15/21 (144A)                                        936,756
         11,261          0.88        AA/Aaa   Lehman Brothers Floating Rate
                                              Commercial Mortgage Trust
                                              2007-LLF C5, Floating Rate Note,
                                              6/15/22 (144A)                                         11,254

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 37

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance --
                                              (continued)
        274,783          1.13        A+/Aa1   Lehman Brothers Small Balance
                                              Commercial Mortgage Trust 2007-3
                                              Class 1A4, Floating Rate Note,
                                              10/25/37 (144A)                               $       272,536
        466,904          1.23        A+/Aa1   Lehman Brothers Small Balance
                                              Commercial Mortgage Trust 2007-3,
                                              Floating Rate Note, 10/25/37 (144A)                   461,068
        286,390          0.43        A+/Aa1   Lehman Brothers Small Balance
                                              Commercial, Floating Rate Note,
                                              2/25/30 (144A)                                        246,296
        546,426          0.40        A+/Aa2   Lehman Brothers Small Balance
                                              Commercial, Floating Rate Note,
                                              4/25/31 (144A)                                        502,253
      1,121,695          0.41        A+/Aa2   Lehman Brothers Small Balance
                                              Commercial, Floating Rate Note,
                                              4/25/31 (144A)                                        963,863
        500,775          0.43        A+/Aa3   Lehman Brothers Small Balance
                                              Commercial, Floating Rate Note,
                                              9/25/30 (144A)                                        453,000
        339,476          0.70         BB/B2   Lehman Brothers Small Balance
                                              Commercial, Floating Rate Note,
                                              9/25/30 (144A)                                        144,145
        250,000          1.28         A+/B1   MASTR Adjustable Rate Mortgages
                                              Trust 2004-11, Floating Rate Note,
                                              11/25/34                                              221,262
         21,602                      AAA/NR   MASTR Alternative Loan Trust 2004-13,
                                              4.5%, 1/25/15                                          21,626
        132,378          0.58        AA+/NR   MASTR Asset Securitization Trust
                                              2003-6, Floating Rate Note, 7/25/18                   130,457
        200,017          6.57         A-/NR   MASTR Seasoned Securitization Trust
                                              2005-1, Floating Rate Note, 9/25/32                   209,391
        514,450          1.22     BBB+/Baa3   Merrill Lynch Mortgage Investors Trust
                                              Series MLCC 2003-A, Floating Rate
                                              Note, 3/25/28                                         501,994
        479,127          1.11      AA+/Baa1   Merrill Lynch Mortgage Investors Trust
                                              Series MLCC 2003-C, Floating Rate
                                              Note, 6/25/28                                         467,210
        607,276          0.80       A+/Baa1   Merrill Lynch Mortgage Investors Trust
                                              Series MLCC 2003-E, Floating Rate
                                              Note, 10/25/28                                        575,201
        148,535          2.12       A+/Baa3   Merrill Lynch Mortgage Investors Trust
                                              Series MLCC 2003-G, Floating Rate
                                              Note, 1/25/29                                         145,537
        250,736          0.82      AA+/Baa2   Merrill Lynch Mortgage Investors Trust
                                              Series MLCC 2003-H, Floating Rate
                                              Note, 1/25/29                                         243,452

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance --
                                              (continued)
        284,774          0.64       A+/Baa1   Merrill Lynch Mortgage Investors Trust
                                              Series MLCC 2004-A, Floating Rate
                                              Note, 4/25/29                                 $       266,307
        254,965          0.68      AA+/Baa1   Merrill Lynch Mortgage Investors Trust
                                              Series MLCC 2004-B, Floating Rate
                                              Note, 5/25/29                                         242,068
        542,184          0.74      AA+/Baa3   Merrill Lynch Mortgage Investors Trust
                                              Series MLCC 2004-C, Floating Rate
                                              Note, 7/25/29                                         524,425
        452,732          0.84        A+/Ba2   Merrill Lynch Mortgage Investors Trust
                                              Series MLCC 2004-E, Floating Rate
                                              Note, 11/25/29                                        429,251
        443,852          0.74       A+/Baa2   Merrill Lynch Mortgage Investors Trust
                                              Series MLCC 2004-G, Floating Rate
                                              Note, 1/25/30                                         407,541
        290,849          1.01       A+/Baa2   Merrill Lynch Mortgage Investors Trust
                                              Series MLCC 2004-G, Floating Rate
                                              Note, 1/25/30                                         278,157
        207,758          2.38        BBB/B1   Merrill Lynch Mortgage Investors Trust
                                              Series MLCC 2005-2, Floating Rate
                                              Note, 10/25/35                                        205,406
        593,681          0.64       AA+/Ba3   Merrill Lynch Mortgage Investors Trust
                                              Series MLCC 2005-A, Floating Rate
                                              Note, 3/25/30                                         561,254
         89,487          5.29        NR/Aaa   ML-CFC Commercial Mortgage Trust
                                              2006-3, Floating Rate Note, 7/12/46                    89,735
        624,241          0.45        AA+/A3   Morgan Stanley Mortgage Loan Trust
                                              2005-5AR, Floating Rate Note, 9/25/35                 591,798
        639,065          0.46       A+/Baa2   Morgan Stanley Mortgage Loan Trust
                                              2005-6AR, Floating Rate Note,
                                              11/25/35                                              596,248
        700,000                       NR/NR   Morgan Stanley Re-REMIC Trust 2010-R9,
                                              5.0%, 11/26/36 (144A)                                 711,304
        510,403          0.96      AA+/Baa1   MortgageIT Trust 2004-1, Floating Rate
                                              Note, 11/25/34                                        485,114
        510,202          0.56       AA+/Aaa   NCUA Guaranteed Notes Trust 2010-R2,
                                              Floating Rate Note, 11/6/17                           511,018
        474,943          1.38       AAA/Aaa   NorthStar 2012-1 Mortgage Trust,
                                              Floating Rate Note, 8/25/29 (144A)                    474,207
        200,000          4.43      BBB/Baa3   NorthStar 2012-1 Mortgage Trust,
                                              Floating Rate Note, 8/25/29 (144A)                    200,280
        778,000          2.04        NR/Aaa   N-Star Real Estate CDO, Ltd., Floating
                                              Rate Note, 3/25/19 (144A)                             778,729
         92,649          0.48       AAA/Aa2   Opteum Mortgage Acceptance Corp.,
                                              Asset Backed Pass-Through Certificates
                                              2005-1, Floating Rate Note, 2/25/35                    91,477

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 39

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance --
                                              (continued)
        131,581          0.43        BB+/B2   Opteum Mortgage Acceptance Corp.,
                                              Asset Backed Pass-Through Certificates
                                              2005-5, Floating Rate Note, 12/25/35          $       126,630
        161,926                       NR/A2   PHH Mortgage Capital LLC, 6.6%,
                                              12/25/27 (Step) (144A)                                165,846
        581,703                    BB+/Caa1   RAAC Series 2004-SP2 Trust, 6.0%,
                                              1/25/32                                               593,186
        678,650                   BBB+/Baa3   RALI Series 2003-QR24 Trust, 4.0%,
                                              7/25/33                                               675,102
        779,327                   BBB-/Baa3   RALI Series 2003-QR24 Trust, 4.0%,
                                              7/25/33                                               798,255
        219,142          6.27       BBB+/NR   RAMP Series 2004-SL4 Trust, Floating
                                              Rate Note, 5/25/18                                    223,536
        739,950          1.59        B-/Ba3   RESI Finance LP, Floating Rate Note,
                                              9/10/35 (144A)                                        663,338
      1,688,611          0.58       BBB+/NR   Residential Asset Securitization Trust
                                              2003-A2, Floating Rate Note, 5/25/33                1,522,589
        390,193                        B/NR   Residential Asset Securitization Trust
                                              2004-A9, 5.75%, 12/25/34                              399,750
        348,175                      CCC/NR   Residential Asset Securitization Trust
                                              2005-A9, 5.5%, 7/25/35                                337,590
        400,000          0.54         NR/NR   Resimac MBS Trust, Floating Rate
                                              Note, 3/7/14 (144A)                                   399,888
        201,175                       NR/B3   RFMSI Series 2005-S5 Trust, 5.25%,
                                              7/25/35                                               202,521
        290,087          2.66         A+/B2   SASCO Mortgage Pass-Through
                                              Certificates Series 2004-S4, Floating
                                              Rate Note, 12/25/34                                   292,214
        258,558          0.80      AA+/Baa3   Sequoia Mortgage Trust 2003-5,
                                              Floating Rate Note, 9/20/33                           248,975
        199,159          0.50       A+/Baa3   Sequoia Mortgage Trust 2004-10,
                                              Floating Rate Note, 11/20/34                          194,062
        832,004          0.45        A/Baa3   Sequoia Mortgage Trust 2004-12,
                                              Floating Rate Note, 1/20/35                           751,491
        298,932          0.70       AA/Baa3   Sequoia Mortgage Trust 2004-12,
                                              Floating Rate Note, 1/20/35                           276,235
        350,080          1.75       AA+/Ba1   Sequoia Mortgage Trust 2004-7,
                                              Floating Rate Note, 8/20/34                           347,875
        718,901          0.52       A+/Baa2   Sequoia Mortgage Trust 2004-9,
                                              Floating Rate Note, 10/20/34                          684,636
        515,584          0.74       AA+/Ba1   Sequoia Mortgage Trust 2005-1,
                                              Floating Rate Note, 2/20/35                           502,515
        158,652          3.00        NR/Aaa   Sequoia Mortgage Trust 2013-8,
                                              Floating Rate Note, 6/25/43                           148,382
        290,000          1.92       AAA/Aaa   Silverstone Master Issuer Plc, Floating
                                              Rate Note, 1/21/55 (144A)                             300,852

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance --
                                              (continued)
         44,226                     NR/Baa3   SMA Issuer I LLC, 3.5%,
                                              8/20/25 (144A)                                $        44,323
        320,838          2.22        AAA/NR   Springleaf Mortgage Loan Trust 2012-2,
                                              Floating Rate Note, 10/25/57 (144A)                   324,912
        640,000          1.48        AAA/NR   Starwood Property Mortgage Trust
                                              2013-FV1, Floating Rate Note,
                                              8/11/28 (144A)                                        639,403
        275,268          0.84      AA+/Baa1   Structured Asset Mortgage
                                              Investments II Trust 2004-AR5, Floating
                                              Rate Note, 10/19/34                                   269,820
        621,186          3.66      CCC/Caa3   Structured Asset Mortgage
                                              Investments II Trust 2005-AR2, Floating
                                              Rate Note, 5/25/45                                    432,135
        255,850          0.75        AA+/A1   Structured Asset Mortgage
                                              Investments II Trust 2005-F1, Floating
                                              Rate Note, 8/26/35                                    253,677
        497,876          1.08      AA+/Baa2   Structured Asset Mortgage Investments
                                              Trust 2002-AR5, Floating Rate Note,
                                              5/19/33                                               465,947
        248,832          2.74       A+/Baa3   Structured Asset Securities Corp.,
                                              Mortgage Certificates Series 2003-31A,
                                              Floating Rate Note, 10/25/33                          248,575
      1,088,453          2.46        A+/Ba2   Structured Asset Securities Corp.
                                              Mortgage Pass-Through Certificates
                                              Series 2003-24A, Floating Rate
                                              Note, 7/25/33                                       1,055,003
        434,975          0.68       A+/Baa3   Structured Asset Securities Corp.,
                                              Mortgage Pass-Through Certificates
                                              Series 2003-35, Floating Rate
                                              Note, 12/25/33                                        420,555
        223,615          0.83         NR/NR   Structured Asset Securities Corp.,
                                              Reverse Mortgage Loan Trust 2002-RM1,
                                              Floating Rate Note, 10/25/37 (144A)                   218,584
        147,988          2.70       NR/Baa2   Thornburg Mortgage Securities Trust
                                              2003-3, Floating Rate Note, 6/25/43                   145,562
        329,848          1.71        AAA/A1   Thornburg Mortgage Securities Trust
                                              2004-1, Floating Rate Note, 3/25/44                   322,461
      1,357,431          0.92     BBB+/Baa3   Thornburg Mortgage Securities Trust
                                              2004-3, Floating Rate Note, 9/25/44                 1,286,904
        307,610          1.79      AA+/Baa3   Thornburg Mortgage Securities Trust
                                              Class II2A, Floating Rate Note, 3/25/44               302,236
        176,783          4.07       AAA/Ba1   Thornburg Mortgage Securities Trust
                                              Class II4A, Floating Rate Note, 3/25/44               175,264
        525,000                     AAA/Aa1   Timberstar Trust, 5.668%,
                                              10/15/36 (144A)                                       583,909
        272,000          5.66       BB-/Ba3   Wachovia Bank Commercial Mortgage
                                              Trust Series 2006-C24, Floating
                                              Rate Note, 3/15/45                                    260,738

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 41

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance --
                                              (continued)
        650,000          5.30        BBB/NR   WAMU Commercial Mortgage Securities
                                              Trust, Floating Rate Note,
                                              5/25/36 (144A)                                $       653,494
        443,519          1.56       AA+/Ba3   WaMu Mortgage Pass-Through
                                              Certificates Series 2002-AR6 Trust,
                                              Floating Rate Note, 6/25/42                           395,152
        451,268          2.43       A+/Baa1   WaMu Mortgage Pass-Through
                                              Certificates Series 2003-AR9 Trust,
                                              Floating Rate Note, 9/25/33                           451,486
      1,029,079                      AA+/NR   WaMu Mortgage Pass-Through
                                              Certificates Series 2003-S10, 5.0%,
                                              10/25/18                                            1,059,823
        296,510          2.55        A+/Ba2   WaMu Mortgage Pass-Through
                                              Certificates Series 2004-AR1 Trust,
                                              Floating Rate Note, 3/25/34                           290,910
        455,923                     BB+/Ba2   Wells Fargo Mortgage Backed
                                              Securities 2005-9 Trust, 5.5%,
                                              10/25/35                                              456,095
        361,721          4.98        NR/Ba2   Wells Fargo Mortgage Backed
                                              Securities 2005-AR6 Trust, Floating
                                              Rate Note, 4/25/35                                    366,616
         48,976                      AA+/A1   Wells Fargo Mortgage Backed
                                              Securities 2006-16 Trust, 5.0%,
                                              11/25/36                                               50,475
        303,688          4.95      BBB+/Ba3   Wells Fargo Mortgage Backed
                                              Securities Trust, Floating Rate
                                              Note, 8/25/34                                         307,419
                                                                                            ---------------
                                                                                            $    70,387,501
                                                                                            ---------------
                                              Total Banks                                   $    70,387,501
-----------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 2.8%
                                              Other Diversified Financial
                                              Services -- 2.0%
        243,202          2.77         A-/NR   Banc of America Mortgage 2003-F Trust,
                                              Floating Rate Note, 7/25/33                   $       244,893
         21,819                      BB+/NR   Banc of America Mortgage Trust 2004-7,
                                              4.5%, 8/25/19                                          22,156
        125,520          0.92      AA+/Baa1   Bear Stearns ALT-A Trust 2004-13,
                                              Floating Rate Note, 11/25/34                          121,563
        113,360          2.90       BBB+/B3   Bear Stearns ARM Trust 2004-3,
                                              Floating Rate Note, 7/25/34                           109,924
        757,920          0.30        AA/Aaa   Credit Suisse First Boston Mortgage
                                              Securities Corp., Series 2007-TFL1,
                                              Floating Rate Note, 2/15/22 (144A)                    752,293
        317,815          2.80         NR/NR   Credit Suisse Mortgage Capital
                                              Certificates, Floating Rate Note,
                                              7/27/36 (144A)                                        320,297

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Other Diversified Financial
                                              Services -- (continued)
        600,000          3.95         NR/NR   CSMC Series 2010-16, Floating Rate
                                              Note, 6/25/50 (144A)                          $       597,487
        300,000          1.48        AA-/NR   Del Coronado Trust 2013-DEL, Floating
                                              Rate Note, 3/15/26 (144A)                             298,929
        511,992          0.43        AA/Aa3   GE Business Loan Trust 2005-1,
                                              Floating Rate Note, 6/15/33 (144A)                    479,196
        368,529          0.36         A/Aa3   GE Business Loan Trust 2006-2,
                                              Floating Rate Note, 11/15/34 (144A)                   332,964
        208,851          0.38      BB+/Baa2   Impac Secured Assets Trust 2006-5,
                                              Floating Rate Note, 12/25/36                          188,405
        219,484                     B+/Baa3   JP Morgan Mortgage Trust 2004-S1,
                                              5.0%, 9/25/34                                         226,229
        134,268          2.53       BBB+/NR   Merrill Lynch Mortgage Investors Trust
                                              Series MLMI 2005-A2, Floating Rate
                                              Note, 2/25/35                                         132,954
         97,216          2.53         A+/NR   Merrill Lynch Mortgage Investors Trust
                                              Series MLMI 2005-A2, Floating Rate
                                              Note, 2/25/35                                          97,142
        726,172                      AAA/NR   Morgan Stanley Capital I Trust
                                              2004-HQ4, 4.97%, 4/14/40                              743,722
        869,977          5.11        AAA/NR   Morgan Stanley Capital I Trust
                                              2004-IQ8, Floating Rate Note, 6/15/40                 889,920
        171,519                      NR/Aaa   Morgan Stanley Capital I Trust
                                              2004-TOP13, 4.66%, 9/13/45                            172,096
        430,000                       NR/NR   ORES NPL LLC, 3.081%, 9/25/25
                                              (144A)                                                430,013
         61,200                     NR/Baa3   ORES NPL LLC, 4.0%, 9/25/44 (144A)                     61,047
        360,145          0.73       NR/Baa3   RALI Series 2002-QS16 Trust, Floating
                                              Rate Note, 10/25/17                                   341,178
         56,163                      NR/Ba1   RALI Series 2003-QS14 Trust, 5.0%,
                                              7/25/18                                                57,286
        225,384                     BB+/Ba3   RALI Series 2003-QS15 Trust, 5.5%,
                                              8/25/33                                               231,745
        325,000                    BBB/Baa3   RALI Series 2003-QS17 Trust, 5.5%,
                                              9/25/33                                               332,757
        547,174                    BBB+/Ba1   RALI Series 2004-QS1 Trust, 4.25%,
                                              1/25/34                                               547,786
        123,616          0.73      BBB+/Ba1   RALI Series 2004-QS1 Trust, Floating
                                              Rate Note, 1/25/34                                    121,827
        247,503                       NR/B3   RALI Series 2004-QS16 Trust, 5.5%,
                                              12/25/34                                              253,927
        169,827                     BB+/Ba3   RALI Series 2004-QS5 Trust, 4.75%,
                                              4/25/34                                               175,534
        189,537          2.93       BB+/Ba2   Structured Adjustable Rate Mortgage
                                              Loan Trust Class 1A1, Floating Rate
                                              Note, 3/25/34                                         186,801

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 43

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Other Diversified Financial
                                              Services -- (continued)
        113,542          5.28      BBB+/Ba2   Structured Adjustable Rate Mortgage
                                              Loan Trust, Floating Rate Note,
                                              11/25/34                                      $       111,517
        284,161          2.73         NR/NR   Vericrest Opportunity Loan Transferee,
                                              Floating Rate Note, 11/25/60 (144A)                   284,705
        609,438          4.25         NR/NR   Vericrest Opportunity Loan Transferee,
                                              Floating Rate Note, 8/25/58 (144A)                    608,107
        283,637                       NR/NR   VOLT XV LLC, 3.222%, 5/27/53
                                              (Step) (144A)                                         278,409
                                                                                            ---------------
                                                                                            $     9,752,809
-----------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.1%
        100,000          1.77       AAA/Aaa   Fosse Master Issuer Plc, Floating Rate
                                              Note, 10/18/54 (144A)                         $       102,485
        700,000          1.67       AAA/Aaa   Permanent Master Issuer Plc, Floating
                                              Rate Note, 7/15/42 (144A)                             702,638
                                                                                            ---------------
                                                                                            $       805,123
-----------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 0.3%
        263,747          0.53         NR/NR   Freddie Mac Strips, Floating Rate
                                              Note, 12/15/36 (f)                            $       263,988
        239,728          0.58         NR/NR   Freddie Mac Strips, Floating Rate
                                              Note, 5/15/36 (f)                                     238,959
        613,586          0.48         NR/NR   Freddie Mac Strips, Floating Rate
                                              Note, 8/15/36 (f)                                     611,082
        238,490          4.24       AA/Baa3   GMACM Mortgage Loan Trust
                                              2003-AR1, Floating Rate Note,
                                              10/19/33                                              240,191
                                                                                            ---------------
                                                                                            $     1,354,220
-----------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody
                                              Banks -- 0.0%+
        101,073          2.72         NR/NR   Jefferies & Co., Inc., Floating Rate
                                              Note, 5/26/37 (144A)                          $       101,617
-----------------------------------------------------------------------------------------------------------
                                              Investment Banking &
                                              Brokerage -- 0.4%
        354,649          5.74       AAA/Aaa   Banc of America Merrill Lynch
                                              Commercial Mortgage, Inc., Floating
                                              Rate Note, 6/10/39                            $       361,704
      1,110,997          5.20       AAA/Aaa   Bear Stearns Commercial Mortgage
                                              Securities Trust 2004-TOP14, Floating
                                              Rate Note, 1/12/41                                  1,123,298
        321,080                       NR/A3   Morgan Stanley Dean Witter Capital I
                                              Trust 2001-TOP3, 6.79%, 7/15/33                       327,063
                                                                                            ---------------
                                                                                            $     1,812,065
                                                                                            ---------------
                                              Total Diversified Financials                  $    13,825,834
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.7%
                                              Mortgage REIT -- 0.6%
        596,612                     AAA/Aaa   American Home Mortgage Investment
                                              Trust 2004-3, 5.01%, 10/25/34 (Step)          $       614,591
        256,902          2.40       AA+/Ba1   American Home Mortgage Investment
                                              Trust 2005-1, Floating Rate Note,
                                              6/25/45                                               255,462
        119,929                     AAA/Aaa   Credit Suisse First Boston Mortgage
                                              Securities Corp., 4.691%, 10/15/39                    122,876
        500,000                      BBB/B1   Credit Suisse First Boston Mortgage
                                              Securities Corp., 4.877%, 4/15/37                     495,506
         91,464                      BBB/NR   Credit Suisse First Boston Mortgage
                                              Securities Corp., 5.25%, 10/25/19                      92,765
         62,343                       B-/NR   Credit Suisse First Boston Mortgage
                                              Securities Corp., 5.5%, 6/25/33                        62,214
        333,762                   BBB+/Baa3   Credit Suisse First Boston Mortgage
                                              Securities Corp., 7.5%, 5/25/32                       345,543
         96,243          2.64      BBB+/Ba1   Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              11/25/33                                               94,127
         29,024          4.90        AAA/NR   Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              12/15/36                                               29,003
         60,102          1.53        AA+/A3   Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              12/25/33                                               59,973
          7,105          1.68         NR/WR   Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              8/25/33                                                 6,812
        750,000          6.45        D/Caa2   Credit Suisse First Boston Mortgage
                                              Securities Corp., Floating Rate Note,
                                              9/15/34 (144A)                                        749,630
                                                                                            ---------------
                                                                                            $     2,928,502
-----------------------------------------------------------------------------------------------------------
                                              Diversified Real Estate Activities -- 0.1%
        482,800                     NR/Baa3   RREF 2013 LT2 LLC, 2.833%,
                                              5/22/28 (144A)                                $       481,991
-----------------------------------------------------------------------------------------------------------
                                              Real Estate Services -- 0.0%+
        177,474          2.48         NR/A3   Bear Stearns Mortgage Securities, Inc.,
                                              Floating Rate Note, 6/25/30                   $       177,436
                                                                                            ---------------
                                              Total Real Estate                             $     3,587,929
-----------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- 14.7%
         18,225                       NR/NR   Fannie Mae Benchmark REMIC, 5.45%,
                                              12/25/20                                      $        18,310
      4,020,446          3.77        NR/Aa1   Fannie Mae Grantor Trust 2001-T1,
                                              Floating Rate Note, 10/25/40                        3,868,172
      1,097,771          3.40         NR/NR   Fannie Mae Grantor Trust 2004-T2,
                                              Floating Rate Note, 7/25/43                         1,147,285

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 45

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- (continued)
        264,868                       NR/NR   Fannie Mae REMICS, 1.5%, 11/25/20             $       264,488
        297,434                       NR/NR   Fannie Mae REMICS, 3.0%, 1/25/21                      309,013
        127,282                       NR/NR   Fannie Mae REMICS, 4.0%, 6/25/37                      128,394
        311,339                       NR/NR   Fannie Mae REMICS, 5.0%,
                                              3/25/24-2/25/40                                       314,683
        132,435                       NR/NR   Fannie Mae REMICS, 5.5%, 5/25/30                      134,367
        345,162                       NR/NR   Fannie Mae REMICS, 6.0%,
                                              6/25-29-3/25/35                                       370,786
        105,007          0.83         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 1/18/32                                         106,100
        619,936          1.03         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 1/25/24                                         622,685
        144,296          0.68         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 1/25/33                                         145,441
      2,232,865          0.53         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 1/25/34                                       2,235,868
        275,296          0.48         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 10/25/35                                        275,921
        312,437          1.40         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 10/25/38                                        317,159
        191,000          0.38         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 10/27/37                                        191,142
        653,810          1.18         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 11/18/32                                        667,995
        213,602          0.54         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 11/25/36                                        214,917
        770,520          0.88         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 11/25/39                                        776,216
      2,681,914          0.58         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 11/25/40                                      2,737,843
         85,062          0.58         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 12/18/32                                         85,359
        262,361          1.08         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 12/25/31                                        267,318
      1,062,020          0.68         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 12/25/32                                      1,070,624
        439,248          0.54         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 12/25/36                                        439,049
        399,400          0.80         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 12/25/37                                        403,012
        310,096          0.73         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 12/25/40                                        310,788
      1,056,567          0.48         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 12/25/42                                      1,059,292
        329,871          0.53         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 2/25/33                                         330,263

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- (continued)
        266,053          0.51         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 2/25/35                                 $       266,586
        362,007          0.43         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 2/25/37                                         361,674
        253,915          0.63         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 2/25/38                                         254,435
        213,190          0.68         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 3/25/24                                         214,300
        357,443          0.58         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 3/25/34                                         358,816
        271,852          0.58         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 3/25/34                                         272,682
        440,598          0.48         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 3/25/35                                         441,189
      2,137,978          0.48         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 3/25/36                                       2,145,356
        355,514          0.43         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 3/25/37                                         355,517
        457,475          0.54         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 3/25/37                                         459,266
        208,371          0.43         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 3/25/37                                         208,223
        673,679          0.53         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 3/25/37                                         676,042
        759,762          1.08         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 4/25/32                                         775,349
        884,250          1.18         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 4/25/32                                         905,761
        108,194          0.58         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 4/25/34                                         108,741
        475,581          0.43         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 4/25/36                                         474,805
        277,037          0.43         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 4/25/37                                         276,511
        895,132          0.68         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 5/18/32                                         901,474
        297,419          0.58         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 5/25/17                                         298,651
        147,865          0.69         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 5/25/33                                         148,394
        366,384          0.53         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 5/25/36                                         366,366
        354,696          0.58         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 5/25/37                                         355,267
        447,517          0.73         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 5/25/40                                         451,054

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 47

Schedule of Investments | 8/31/13 (continued)

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- (continued)
      1,547,839          0.63         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 5/25/41                                 $     1,548,406
        827,926          0.48         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 6/25/35                                         823,959
        355,075          0.63         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 6/25/36                                         358,215
        248,878          0.48         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 6/25/36                                         249,246
        401,231          0.42         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 6/25/37                                         400,723
        768,646          0.44         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 6/25/37                                         766,958
        153,492          0.43         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 6/25/37                                         153,383
        566,410          0.43         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 6/25/37                                         566,005
        311,431          0.68         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 6/25/38                                         312,655
        137,908          0.58         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 7/25/34                                         138,485
        205,189          0.48         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 7/25/35                                         205,319
        133,194          0.43         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 7/25/35                                         133,532
        237,496          0.66         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 7/25/36                                         239,234
        658,800          0.60         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 8/25/36                                         663,949
        435,544          0.48         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 8/25/40                                         436,090
        739,308          0.68         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 9/25/33                                         745,238
        275,139          0.53         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 9/25/36                                         275,578
        391,281          0.75         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 9/25/36                                         392,409
        173,146          0.63         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 9/25/37                                         174,670
        480,777          0.75         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 9/25/37                                         486,110
        512,467          0.76         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 9/25/37                                         517,996
        128,913          0.75         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 9/25/37                                         130,423
        575,793          0.73         NR/NR   Fannie Mae REMICS, Floating Rate
                                              Note, 9/25/41                                         584,422

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- (continued)
      1,087,571          2.77         NR/NR   Fannie Mae Trust 2003-W2, Floating
                                              Rate Note, 7/25/42                            $     1,083,151
        261,185          2.67         NR/NR   Fannie Mae Trust 2005-W3, Floating
                                              Rate Note, 4/25/45                                    278,069
        288,755          2.25         NR/NR   Fannie Mae Trust 2005-W4, Floating
                                              Rate Note, 6/25/35                                    292,798
        274,439                       NR/NR   Freddie Mac REMICS, 3.5%, 6/15/28                     281,170
        208,479                       NR/NR   Freddie Mac REMICS, 4.0%,
                                              6/15/22-12/15/22                                      211,263
         31,905                       NR/NR   Freddie Mac REMICS, 4.5%, 9/15/22                      31,992
        168,051                       NR/NR   Freddie Mac REMICS, 5.0%, 6/15/34                     172,811
        184,748                       NR/NR   Freddie Mac REMICS, 5.5%, 10/15/35                    191,440
        187,676                       NR/NR   Freddie Mac REMICS, 6.0%, 4/15/24                     189,199
        195,315          0.68         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 1/15/33                                         195,390
        114,593          0.48         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 1/15/36                                         114,851
      1,205,468          0.48         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 1/15/37                                       1,204,032
        431,627          0.63         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 1/15/41                                         436,060
        196,040          0.38         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 10/15/20                                        195,784
        300,519          0.58         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 10/15/35                                        301,116
        456,976          0.76         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 10/15/37                                        460,861
        310,433          0.53         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 11/15/36                                        311,334
        157,570          0.53         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 11/15/36                                        158,028
         95,569          0.43         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 11/15/36                                         95,569
        791,629          0.56         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 11/15/37                                        795,557
        292,225          0.58         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 11/15/37                                        292,582
        248,315          0.58         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 12/15/32                                        249,124
        110,715          0.58         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 12/15/32                                        111,094
        185,090          0.48         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 12/15/34                                        185,144
        526,751          0.50         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 12/15/35                                        527,740

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 49

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- (continued)
        648,760          0.46         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 12/15/36                                $       648,938
        348,350          0.88         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 12/15/39                                        351,133
        338,861          0.48         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 2/15/30                                         338,682
      1,326,895          1.13         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 2/15/32                                       1,356,595
        347,212          1.18         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 2/15/32                                         354,673
        400,867          0.58         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 2/15/33                                         401,391
        232,962          0.48         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 2/15/36                                         233,750
        332,595          0.48         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 2/15/37                                         332,953
        193,885          0.48         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 2/15/39                                         194,825
        637,042          0.68         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 2/15/41                                         641,022
        256,081          0.73         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 2/15/42                                         258,859
        222,745          1.18         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 3/15/32                                         227,564
        446,417          1.18         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 3/15/32                                         457,124
        203,409          0.58         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 3/15/38                                         203,788
      1,273,503          0.58         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 3/15/41                                       1,271,540
        325,736          0.73         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 4/15/27                                         327,880
        196,956          0.68         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 4/15/28                                         198,384
        212,979          0.48         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 4/15/36                                         213,258
        757,542          0.60         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 4/15/41                                         762,063
        653,159          0.36         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 5/15/36                                         652,087
        199,115          0.58         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 5/15/41                                         200,015
        186,199          0.60         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 6/15/36                                         187,311
        311,500          0.48         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 6/15/40                                         312,221

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- (continued)
        465,078          0.61         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 6/15/41                                 $       468,878
        286,578          0.58         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 7/15/23                                         287,770
        363,249          0.68         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 7/15/36                                         366,351
        168,283          0.78         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 8/15/18                                         170,107
        952,231          0.48         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 8/15/25                                         954,245
        421,509          0.43         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 8/15/25                                         421,545
        180,406          0.38         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 8/15/26                                         181,214
        487,523          0.63         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 8/15/31                                         492,067
        130,406          0.43         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 8/15/35                                         130,573
        462,281          0.43         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 8/15/36                                         461,956
        188,087          0.53         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 8/15/40                                         188,188
        278,163          0.48         NR/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 9/15/26                                         278,789
        332,617          0.63        AA+/NR   Freddie Mac REMICS, Floating Rate
                                              Note, 9/15/33                                         333,565
        971,498                       NR/NR   Government National Mortgage
                                              Association, 3.0%, 4/20/38-4/20/41                    993,058
        749,113                       NR/NR   Government National Mortgage
                                              Association, 3.5%, 5/20/39                            787,700
         75,209                       NR/NR   Government National Mortgage
                                              Association, 4.5%, 5/20/33                             76,108
         17,073                      NR/Aa1   Government National Mortgage
                                              Association, 4.549%, 6/16/28                           17,065
      1,104,215                       NR/NR   Government National Mortgage
                                              Association, 5.0%, 1/20/16-4/20/36                  1,146,027
        411,943                       NR/NR   Government National Mortgage
                                              Association, 5.75%, 8/20/36                           419,339
        362,051          0.43         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              1/16/35                                               361,422
        493,871          0.63         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              1/20/34                                               494,598
      2,675,013          1.44         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              10/16/43 (d)                                          157,861

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 51

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              GOVERNMENT -- (continued)
      9,138,065          0.47         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              11/16/51 (d)                                  $       291,303
     10,294,066          0.82       AAA/Aa1   Government National Mortgage
                                              Association, Floating Rate Note,
                                              2/16/52 (d)                                           410,939
      1,962,042          1.03         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              2/16/53 (d)                                           164,288
        363,404          0.43         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              2/20/35                                               363,258
        340,245          0.68         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              2/20/38                                               343,534
      1,532,565          0.70         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              3/16/51 (d)                                            53,385
      1,175,853          1.05         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              3/16/53 (d)                                            94,895
        306,945          0.48         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              4/16/31                                               309,702
      1,958,172          1.10         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              8/16/52 (d)                                           145,009
        303,379          0.58         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              8/20/35                                               303,921
        879,203          0.48         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              8/20/40                                               873,003
      1,760,770          1.07         NR/NR   Government National Mortgage
                                              Association, Floating Rate Note,
                                              9/16/52 (d)                                           152,264
                                                                                            ---------------
                                                                                            $    71,378,096
                                                                                            ---------------
                                              Total Government                              $    71,378,096
-----------------------------------------------------------------------------------------------------------
                                              TOTAL COLLATERALIZED
                                              MORTGAGE OBLIGATIONS
                                              (Cost $161,786,426)                           $   159,179,360
-----------------------------------------------------------------------------------------------------------
                                              CORPORATE BONDS -- 24.0%
                                              ENERGY -- 0.7%
                                              Integrated Oil & Gas -- 0.4%
        700,000                        A/A1   ConocoPhillips Co., 1.05%, 12/15/17           $       675,450
      1,115,000          0.65       AA-/Aa1   Total Capital Canada, Ltd., Floating
                                              Rate Note, 1/15/16                                  1,120,818
                                                                                            ---------------
                                                                                            $     1,796,268
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Oil & Gas Exploration &
                                              Production -- 0.0%+
        250,000                       A/Aa3   Ras Laffan Liquefied Natural Gas
                                              Co., Ltd., III, 5.5%, 9/30/14 (144A)          $       260,000
-----------------------------------------------------------------------------------------------------------
                                              Oil & Gas Storage &
                                              Transportation -- 0.3%
        650,000                       A-/A3   TransCanada PipeLines, Ltd.,
                                              0.75%, 1/15/16                                $       644,162
        750,000                    BBB/Baa2   Williams Partners LP, 3.8%, 2/15/15                   779,559
                                                                                            ---------------
                                                                                            $     1,423,721
                                                                                            ---------------
                                              Total Energy                                  $     3,479,989
-----------------------------------------------------------------------------------------------------------
                                              MATERIALS -- 0.7%
                                              Industrial Gases -- 0.1%
        500,000                    BBB/Baa2   Airgas, Inc., 2.85%, 10/1/13                  $       500,764
-----------------------------------------------------------------------------------------------------------
                                              Construction Materials -- 0.1%
        360,000                   BBB+/Baa2   CRH America, Inc., 5.3%, 10/15/13             $       361,795
-----------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 0.1%
        560,000          1.11         A-/A3   Rio Tinto Finance USA Plc, Floating
                                              Rate Note, 6/17/16                            $       561,231
-----------------------------------------------------------------------------------------------------------
                                              Gold -- 0.1%
        500,000                    BBB/Baa2   Barrick Gold Corp., 1.75%, 5/30/14            $       502,078
-----------------------------------------------------------------------------------------------------------
                                              Steel -- 0.3%
      1,000,000                    BBB/Baa2   Glencore Funding LLC, 6.0%,
                                              4/15/14 (144A)                                $     1,027,266
        500,000          1.42      BBB/Baa2   Glencore Funding LLC, Floating
                                              Rate Note, 5/27/16 (144A)                             482,575
                                                                                            ---------------
                                                                                            $     1,509,841
                                                                                            ---------------
                                              Total Materials                               $     3,435,709
-----------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.5%
                                              Aerospace & Defense -- 0.4%
        360,000                      BB/Ba2   Bombardier, Inc., 4.25%,
                                              1/15/16 (144A)                                $       372,150
        500,000                       A-/A2   Precision Castparts Corp.,
                                              1.25%, 1/15/18                                        483,849
      1,050,000                        A/A2   The Boeing Co., 0.95%, 5/15/18                        999,573
                                                                                            ---------------
                                                                                            $     1,855,572
-----------------------------------------------------------------------------------------------------------
                                              Industrial Conglomerates -- 0.1%
        500,000                     AA+/Aa3   General Electric Co., 0.85%, 10/9/15          $       499,964
                                                                                            ---------------
                                              Total Capital Goods                           $     2,355,536
-----------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.1%
                                              Railroads -- 0.1%
        500,000                    BBB/Baa2   CSX Corp., 5.3%, 2/15/14                      $       509,861
                                                                                            ---------------
                                              Total Transportation                          $       509,861
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 53

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.8%
                                              Auto Parts & Equipment -- 0.2%
        250,000                   BBB+/Baa1   Johnson Controls, Inc., 1.75%,
                                              3/1/14                                        $       251,372
        725,000          0.68     BBB+/Baa1   Johnson Controls, Inc., Floating Rate
                                              Note, 2/4/14                                          725,990
                                                                                            ---------------
                                                                                            $       977,362
-----------------------------------------------------------------------------------------------------------
                                              Automobile Manufacturers -- 0.6%
      1,000,000                       A-/A3   Daimler Finance North America LLC,
                                              1.45%, 8/1/16 (144A)                          $       996,134
      1,000,000                   BBB+/Baa1   Hyundai Motor Manufacturing
                                              Czech s.r.o., 4.5%, 4/15/15 (144A)                  1,043,916
        500,000                       A-/A3   Volkswagen International Finance NV,
                                              1.6%, 11/20/17 (144A)                                 488,443
        300,000                       A-/A3   Volkswagen International Finance NV,
                                              1.875%, 4/1/14 (144A)                                 302,043
                                                                                            ---------------
                                                                                            $     2,830,536
                                                                                            ---------------
                                              Total Automobiles & Components                $     3,807,898
-----------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.1%
                                              Education Services -- 0.1%
        500,000                      AA/Aa1   Cornell University, 4.35%, 2/1/14             $       508,236
                                                                                            ---------------
                                              Total Consumer Services                       $       508,236
-----------------------------------------------------------------------------------------------------------
                                              MEDIA -- 0.4%
                                              Broadcasting -- 0.3%
        750,000                    BBB/Baa2   Discovery Communications LLC,
                                              3.7%, 6/1/15                                  $       785,433
        871,000          0.81         A-/A3   NBCUniversal Enterprise, Inc., Floating
                                              Rate Note, 4/15/16 (144A)                             873,875
                                                                                            ---------------
                                                                                            $     1,659,308
-----------------------------------------------------------------------------------------------------------
                                              Publishing -- 0.1%
        250,000                     A-/Baa1   Thomson Reuters Corp., 0.875%,
                                              5/23/16                                       $       248,255
                                                                                            ---------------
                                              Total Media                                   $     1,907,563
-----------------------------------------------------------------------------------------------------------
                                              FOOD & STAPLES RETAILING -- 0.1%
                                              Drug Retail -- 0.1%
        501,000          0.77      BBB/Baa1   Walgreen Co., Floating Rate Note,
                                              3/13/14                                       $       501,700
                                                                                            ---------------
                                              Total Food & Staples Retailing                $       501,700
-----------------------------------------------------------------------------------------------------------
                                              FOOD, BEVERAGE & TOBACCO -- 0.4%
                                              Brewers -- 0.3%
        500,000                        A/A3   Anheuser-Busch InBev Worldwide,
                                              Inc., 1.5%, 7/14/14                           $       504,822

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Brewers -- (continued)
        500,000          0.81          A/A3   Anheuser-Busch InBev Worldwide,
                                              Inc., Floating Rate Note, 1/27/14             $       501,130
        500,000                   BBB+/Baa1   SABMiller Holdings, Inc., 1.85%,
                                              1/15/15 (144A)                                        506,250
                                                                                            ---------------
                                                                                            $     1,512,202
-----------------------------------------------------------------------------------------------------------
                                              Packaged Foods & Meats -- 0.1%
        250,000          0.56       BBB+/A2   Campbell Soup Co., Floating Rate
                                              Note, 8/1/14                                  $       250,414
        250,000                     BBB+/A3   General Mills, Inc., 0.875%, 1/29/16                  248,045
                                                                                            ---------------
                                                                                            $       498,459
                                                                                            ---------------
                                              Total Food, Beverage & Tobacco                $     2,010,661
-----------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT &
                                              SERVICES -- 0.6%
                                              Health Care Equipment -- 0.3%
        500,000                        A/A3   Baxter International, Inc., 0.95%,
                                              6/1/16                                        $       497,893
        500,000                   BBB-/Baa3   Boston Scientific Corp., 2.65%,
                                              10/1/18                                               495,580
        510,000                      A/Baa1   St Jude Medical, Inc., 2.5%, 1/15/16                  521,705
                                                                                            ---------------
                                                                                            $     1,515,178
-----------------------------------------------------------------------------------------------------------
                                              Health Care Distributors -- 0.1%
        500,000                     A-/Baa2   Cardinal Health, Inc., 4.0%, 6/15/15          $       527,056
-----------------------------------------------------------------------------------------------------------
                                              Health Care Services -- 0.2%
      1,000,000                   BBB+/Baa3   Express Scripts Holding Co.,
                                              3.125%, 5/15/16                               $     1,040,947
                                                                                            ---------------
                                              Total Health Care Equipment
                                              & Services                                    $     3,083,181
-----------------------------------------------------------------------------------------------------------
                                              PHARMACEUTICALS, BIOTECHNOLOGY
                                              & LIFE SCIENCES -- 0.2%
                                              Pharmaceuticals -- 0.1%
        500,000                   BBB-/Baa2   Zoetis, Inc., 1.15%, 2/1/16 (144A)            $       500,314
-----------------------------------------------------------------------------------------------------------
                                              Life Sciences Tools & Services -- 0.1%
        620,000                     BBB+/NR   Agilent Technologies, Inc., 5.5%,
                                              9/14/15                                       $       671,570
                                                                                            ---------------
                                              Total Pharmaceuticals, Biotechnology
                                              & Life Sciences                               $     1,171,884
-----------------------------------------------------------------------------------------------------------
                                              BANKS -- 6.1%
                                              Diversified Banks -- 3.6%
        500,000                        A/A2   ABN AMRO Bank NV, 1.375%,
                                              1/22/16 (144A)                                $       497,850
      1,000,000                     AA-/Aa3   ANZ New Zealand International, Ltd.,
                                              London, 1.125%, 3/24/16 (144A)                        990,500

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 55

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Diversified Banks -- (continued)
        500,000                      A+/Aa3   Bank of Montreal, Ltd., 0.8%, 11/6/15         $       498,784
        500,000                      A+/Aa2   Bank of Nova Scotia, Ltd., 1.375%,
                                              7/15/16                                               501,798
        500,000                      A+/Aa2   Bank of Nova Scotia, Ltd., 1.45%,
                                              4/25/18                                               484,244
        500,000                   BBB-/Baa3   BBVA US Senior SAU, 3.25%, 5/16/14                    504,370
        500,000          0.75       AA-/Aa2   Cooperatieve Centrale
                                              Raiffeisen-Boerenleenbank BA
                                              Netherlands, Floating Rate Note,
                                              3/18/16                                               500,511
        500,000                      A+/Aa3   Export-Import Bank of Korea, Ltd.,
                                              1.25%, 11/20/15                                       498,660
        750,000                       NR/A2   HSBC Bank Middle East, Ltd., 3.0%,
                                              10/21/15                                              765,000
      1,700,000          1.07       AA-/Aa3   HSBC Bank Plc, Floating Rate Note,
                                              1/17/14 (144A)                                      1,704,991
      3,000,000                     AAA/Aaa   International Bank for Reconstruction &
                                              Development, Ltd., 0.58%, 11/30/16                  2,955,990
        500,000                    BBB/Baa2   Intesa Sanpaolo S.p.A., 3.125%,
                                              1/15/16                                               498,585
        750,000          2.66      BBB/Baa2   Intesa Sanpaolo S.p.A., Floating Rate
                                              Note, 2/24/14 (144A)                                  752,089
        500,000          1.17       AA-/Aa3   Nordea Bank AB, Floating Rate Note,
                                              1/14/14 (144A)                                        501,684
        250,000          0.72       AA-/Aa3   Nordea Bank AB, Floating Rate Note,
                                              5/13/16 (144A)                                        250,609
        500,000                       A+/A2   Standard Chartered Plc, 3.85%,
                                              4/27/15 (144A)                                        520,955
        300,000          0.94        A+/Aa3   Sumitomo Mitsui Banking Corp., Floating
                                              Rate Note, 7/19/16                                    300,769
        500,000                       A/Aa3   The Korea Development Bank, Ltd.,
                                              1.0%, 1/22/16                                         491,252
        500,000                     AA-/Aa1   The Toronto-Dominion Bank, Ltd., 1.4%,
                                              4/30/18                                               485,046
        500,000          0.45       AA-/Aa1   The Toronto-Dominion Bank, Ltd., Floating
                                              Rate Note, 5/1/15                                     499,852
        500,000                       A+/A1   US Bancorp, 4.2%, 5/15/14                             513,718
      1,185,000                        A/A3   Wachovia Corp., 5.25%, 8/1/14                       1,234,252
        500,000                       A+/A2   Wells Fargo & Co., 1.25%, 7/20/16                     499,204
        300,000                       A+/A2   Wells Fargo & Co., 1.5%, 7/1/15                       303,444
        575,000          0.89         A+/A2   Wells Fargo & Co., Floating Rate Note,
                                              4/23/18                                               573,972
                                                                                            ---------------
                                                                                            $    17,328,129
-----------------------------------------------------------------------------------------------------------
                                              Regional Banks -- 1.9%
        103,000                       A-/A2   BB&T Corp., 1.6%, 8/15/17                     $       101,300
        500,000                       A-/A2   BB&T Corp., 2.05%, 4/28/14                            504,405

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Regional Banks -- (continued)
        250,000                       A-/A2   BB&T Corp., 3.375%, 9/25/13                   $       250,425
        500,000                       A-/A2   BB&T Corp., 5.7%, 4/30/14                             516,942
        500,000          0.96         A-/A2   BB&T Corp., Floating Rate Note,
                                              4/28/14                                               500,981
        500,000                        A/A1   Credit Suisse New York NY, 5.5%,
                                              5/1/14                                                516,386
        500,000          0.69     BBB-/Baa2   Fifth Third Bancorp, Floating Rate
                                              Note, 12/20/16                                        492,904
        500,000          0.67       BBB+/A3   Fifth Third Bank Cincinnati Ohio,
                                              Floating Rate Note, 2/26/16                           499,257
      1,000,000                       A-/A3   KeyBank NA Cleveland Ohio,
                                              1.65%, 2/1/18                                         973,010
        275,000                   BBB+/Baa1   KeyBank NA Cleveland Ohio,
                                              5.8%, 7/1/14                                          286,343
        500,000                   BBB+/Baa1   KeyCorp, 3.75%, 8/13/15                               526,104
        550,000                        A/A2   PNC Bank NA, 1.3%, 10/3/16                            549,924
        500,000          0.57          A/A2   PNC Bank NA, Floating Rate
                                              Note, 1/28/16                                         498,365
        500,000          0.58          A/A2   PNC Bank NA, Floating Rate Note,
                                              4/29/16                                               498,964
        500,000          0.47         A-/A3   PNC Funding Corp., Floating Rate
                                              Note, 1/31/14                                         499,932
        250,000          0.47        A+/Aa3   State Street Bank and Trust Co.,
                                              Floating Rate Note, 12/8/15                           248,321
        500,000                    BBB/Baa1   SunTrust Banks, Inc., 3.5%, 1/20/17                   523,940
        600,000          4.48      BBB/Baa3   The PNC Financial Services Group,
                                              Inc., Floating Rate Note (Perpetual)                  598,500
        500,000          1.26          A/A2   UBS AG, Floating Rate Note, 1/28/14                   501,816
        250,000          0.47         A+/A1   Wells Fargo Bank NA, Floating Rate
                                              Note, 5/16/16                                         247,040
                                                                                            ---------------
                                                                                            $     9,334,859
-----------------------------------------------------------------------------------------------------------
                                              Thrifts & Mortgage Finance -- 0.6%
        325,000                   BBB-/Baa2   Astoria Financial Corp., 5.0%,
                                              6/19/17                                       $       340,788
        250,000          8.11         NR/NR   Mythen Re, Ltd., Series 2013-1 Class B,
                                              Floating Rate Note, 7/9/15 (Cat
                                              Bond) (144A)                                          254,925
      1,027,000                    BBB/Baa2   Santander Holdings USA, Inc.
                                              Pennsylvania, 3.0%, 9/24/15                         1,055,844
        600,000                    BBB/Baa2   Santander Holdings USA, Inc.
                                              Pennsylvania, 3.45%, 8/27/18                          607,745
        500,000          0.73       AAA/Aaa   Swedbank Hypotek AB, Floating Rate
                                              Note, 3/28/14 (144A)                                  501,282
                                                                                            ---------------
                                                                                            $     2,760,584
                                                                                            ---------------
                                              Total Banks                                   $    29,423,572
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 57

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 7.0%
                                              Other Diversified Financial
                                              Services -- 3.5%
        500,000                     A-/Baa2   Bank of America Corp., 3.7%, 9/1/15           $       522,143
      2,000,000          1.09       A-/Baa2   Bank of America Corp., Floating Rate
                                              Note, 3/22/16                                       2,002,532
        250,000          5.25        BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                              3/7/16 (Cat Bond) (144A)                              250,050
        250,000          6.85         NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                              4/7/17 (Cat Bond) (144A)                              252,050
        500,000                     A-/Baa2   Citigroup, Inc., 1.3%, 4/1/16                         495,278
      1,000,000                   BBB+/Baa3   Citigroup, Inc., 5.0%, 9/15/14                      1,039,080
        907,000          0.55       A-/Baa2   Citigroup, Inc., Floating Rate Note,
                                              11/5/14                                               904,368
        500,000          1.06       A-/Baa2   Citigroup, Inc., Floating Rate Note,
                                              4/1/16                                                501,149
        750,000          1.23       A-/Baa2   Citigroup, Inc., Floating Rate Note,
                                              7/25/16                                               753,411
        375,000         10.25        BB-/NR   Compass Re, Ltd., Floating Rate
                                              Note, 1/8/15 (Cat Bond) (144A)                        388,762
        250,000          6.63        BB-/NR   Embarcadero Reinsurance, Ltd., Floating
                                              Rate Note, 8/4/14 (Cat Bond) (144A)                   255,875
        485,000                      AA+/A1   General Electric Capital Corp., 1.625%,
                                              7/2/15                                                491,142
      1,000,000                      AA+/A1   General Electric Capital Corp., 1.875%,
                                              9/16/13                                             1,000,493
      1,000,000          1.10        AA+/A1   General Electric Capital Corp., Floating
                                              Rate Note, 12/20/13                                 1,002,200
        500,000          0.96        AA+/A1   General Electric Capital Corp., Floating
                                              Rate Note, 4/24/14                                    502,259
        500,000          0.90        AA+/A1   General Electric Capital Corp., Floating
                                              Rate Note, 4/7/14                                     501,846
        500,000          1.38        AA+/A1   General Electric Capital Corp., Floating
                                              Rate Note, 8/1/17                                     495,538
        250,000          4.00        BB+/NR   Ibis Re II, Ltd., Floating Rate Note,
                                              6/28/16 (Cat Bond) (144A)                             252,075
        265,000                        A/A2   JPMorgan Chase & Co., 3.4%, 6/24/15                   276,025
        500,000          4.00          A/A2   JPMorgan Chase & Co., Floating Rate
                                              Note, 2/25/21                                         500,000
        500,000          0.97         A-/A3   JPMorgan Chase & Co., Floating Rate
                                              Note, 3/31/16                                         492,842
        500,000          6.00         BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                              1/8/14 (Cat Bond) (144A)                              500,250
        500,000          7.25         BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                              1/8/14 (Cat Bond) (144A)                              500,250
        250,000          4.00         BB/NR   Longpoint Re, Ltd., III, Floating Rate
                                              Note, 5/18/16 (Cat Bond) (144A)                       253,200

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Other Diversified Financial
                                              Services -- (continued)
        250,000          0.00        BB-/NR   Northshore Re, Ltd., Floating Rate
                                              Note, 7/5/16 (Cat Bond) (144A)                $       251,850
        250,000          7.50        BB-/NR   Queen Street II Capital, Ltd., Floating
                                              Rate Note, 4/9/14 (Cat Bond) (144A)                   251,525
        500,000          9.00        BB-/NR   Residential Reinsurance 2011, Ltd.,
                                              Floating Rate Note, 6/6/15 (Cat
                                              Bond) (144A)                                          522,750
        250,000          8.75         B+/NR   Residential Reinsurance 2011, Ltd.,
                                              Floating Rate Note, 6/6/15 (Cat
                                              Bond) (144A)                                          265,100
        250,000                       NR/NR   Sector Re V, Ltd., 3/1/18 (Cat
                                              Bond) (144A) (c)                                      263,900
        250,000          8.50         B+/NR   Tar Heel Re, Ltd., Floating Rate Note,
                                              5/9/16 (Cat Bond) (144A)                              260,575
        250,000          3.00       BBB-/NR   Vita Capital IV, Ltd., Floating Rate
                                              Note, 1/15/16 (Cat Bond) (144A)                       254,550
        750,000          2.80       BBB-/NR   Vita Capital V, Ltd., Floating Rate
                                              Note, 1/15/17 (Cat Bond) (144A)                       764,850
                                                                                            ---------------
                                                                                            $    16,967,918
-----------------------------------------------------------------------------------------------------------
                                              Specialized Finance -- 0.6%
        175,000                   BBB+/Baa1   Harley-Davidson Financial Services,
                                              Inc., 3.875%, 3/15/16 (144A)                  $       185,107
        500,000          0.43       AA+/Aa2   MassMutual Global Funding II, Floating
                                              Rate Note, 12/6/13 (144A)                             500,232
        500,000                        A/A2   National Rural Utilities Cooperative
                                              Finance Corp., 5.4%, 10/15/13                         502,384
        500,000          0.52          A/A2   National Rural Utilities Cooperative
                                              Finance Corp., Floating Rate Note,
                                              4/4/14                                                500,552
        150,000                        A/A3   NYSE Euronext, 2.0%, 10/5/17                          149,080
        500,000          3.50        BB+/NR   Sanders Re, Ltd., Floating Rate
                                              Note, 5/5/17 (Cat Bond) (144A)                        493,000
        500,000          4.00         BB/NR   Sanders Re, Ltd., Floating Rate
                                              Note, 5/5/17 (Cat Bond) (144A)                        494,650
                                                                                            ---------------
                                                                                            $     2,825,005
-----------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- 1.3%
        500,000                       A-/A2   American Express Credit Corp.,
                                              1.3%, 7/29/16                                 $       501,042
        500,000          1.12         A-/A2   American Express Credit Corp., Floating
                                              Rate Note, 6/24/14                                    503,012
        380,000                       A+/A1   American Honda Finance Corp.,
                                              6.7%, 10/1/13 (144A)                                  381,683
        175,000          0.64         A+/A1   American Honda Finance Corp., Floating
                                              Rate Note, 5/26/16 (144A)                             175,075

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 59

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Consumer Finance -- (continued)
        500,000                     BB+/Ba1   Banque PSA Finance SA, 3.375%,
                                              4/4/14 (144A)                                 $       502,410
        475,000                    BBB/Baa1   Capital One Financial Corp.,
                                              1.0%, 11/6/15                                         471,825
      1,559,000                    BBB/Baa1   Capital One Financial Corp.,
                                              2.125%, 7/15/14                                     1,576,971
        500,000                    BBB/Baa1   Capital One Financial Corp.,
                                              2.15%, 3/23/15                                        508,019
        250,000                    BB+/Baa3   Ford Motor Credit Co., LLC,
                                              2.375%, 1/16/18                                       243,274
        200,000                    BB+/Baa3   Ford Motor Credit Co., LLC,
                                              3.875%, 1/15/15                                       205,980
        500,000                   BBB+/Baa1   Hyundai Capital America, Ltd.,
                                              1.875%, 8/9/16 (144A)                                 499,550
        100,000                     BBB+/A3   Nissan Motor Acceptance Corp.,
                                              4.5%, 1/30/15 (144A)                                  104,910
        500,000          0.55       AA-/Aa3   Toyota Motor Credit Corp., Floating
                                              Rate Note, 5/17/16                                    500,412
                                                                                            ---------------
                                                                                            $     6,174,163
-----------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody
                                              Banks -- 0.1%
        300,000                      AA-/A1   Franklin Resources, Inc.,
                                              3.125%, 5/20/15                               $       311,479
        500,000                      A+/Aa3   The Bank of New York Mellon Corp.,
                                              2.1%, 8/1/18                                          498,664
                                                                                            ---------------
                                                                                            $       810,143
-----------------------------------------------------------------------------------------------------------
                                              Investment Banking &
                                              Brokerage -- 1.5%
        500,000                     A-/Baa2   Merrill Lynch & Co., Inc., 5.0%, 2/3/14       $       508,540
      1,000,000                     A-/Baa1   Morgan Stanley Co., 4.0%,
                                              9/22/20 (Step)                                        988,028
        290,000          1.86       A-/Baa1   Morgan Stanley Co., Floating Rate
                                              Note, 1/24/14                                         291,186
        275,000          3.10       A-/Baa1   Morgan Stanley Co., Floating Rate
                                              Note, 11/9/18                                         279,484
        500,000          1.51       A-/Baa1   Morgan Stanley Co., Floating Rate
                                              Note, 2/25/16                                         502,464
        500,000          1.25       A-/Baa1   Morgan Stanley Co., Floating Rate
                                              Note, 6/6/16                                          495,047
        283,000                    BBB/Baa2   Raymond James Financial, Inc.,
                                              4.25%, 4/15/16                                        298,328
      1,500,000          0.65          A/A2   The Bear Stearns Companies LLC,
                                              Floating Rate Note, 11/21/16                        1,480,395
        250,000                        A/A2   The Charles Schwab Corp., 0.85%,
                                              12/4/15                                               249,758

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Investment Banking &
                                              Brokerage -- (continued)
        340,000                       A-/A3   The Goldman Sachs Group, Inc.,
                                              3.7%, 8/1/15                                  $       355,284
        250,000          1.26         A-/A3   The Goldman Sachs Group, Inc.,
                                              Floating Rate Note, 11/21/14                          251,082
      1,250,000          1.27         A-/A3   The Goldman Sachs Group, Inc.,
                                              Floating Rate Note, 2/7/14                          1,252,964
        475,000          0.72         A-/A3   The Goldman Sachs Group, Inc.,
                                              Floating Rate Note, 3/22/16                           469,879
                                                                                            ---------------
                                                                                            $     7,422,439
                                                                                            ---------------
                                              Total Diversified Financials                  $    34,199,668
-----------------------------------------------------------------------------------------------------------
                                              INSURANCE -- 3.1%
                                              Life & Health Insurance -- 0.9%
        500,000                       A-/A3   Aflac, Inc., 3.45%, 8/15/15                   $       524,288
        500,000          0.45       BBB+/A3   Hartford Life Global Funding Trusts,
                                              Floating Rate Note, 6/16/14                           499,731
        605,000                       A-/NR   Jefferson-Pilot Corp., 4.75%, 1/30/14                 615,013
        250,000                     A-/Baa1   Lincoln National Corp., 4.3%, 6/15/15                 264,118
        500,000          0.48        AA-/A1   Pricoa Global Funding I, Floating
                                              Rate Note, 6/24/16 (144A)                             493,096
        390,000          0.63        A+/Aa3   Principal Life Global Funding II,
                                              Floating Rate Note, 5/27/16 (144A)                    390,431
        450,000                      A/Baa1   Prudential Covered Trust 2012-1,
                                              2.997%, 9/30/15 (144A)                                464,201
        500,000          0.52      BBB/Baa1   Sun Life Financial Global Funding III LP,
                                              Floating Rate Note, 10/6/13 (144A)                    500,033
        500,000          2.75       BBB+/NR   Vitality Re IV, Ltd., Floating Rate
                                              Note, 1/9/17 (Cat Bond) (144A)                        508,900
                                                                                            ---------------
                                                                                            $     4,259,811
-----------------------------------------------------------------------------------------------------------
                                              Multi-line Insurance -- 0.6%
        300,000                   BBB+/Baa2   Assurant, Inc., 2.5%, 3/15/18                 $       292,356
        500,000                   BBB-/Baa3   Genworth Holdings, Inc., 5.75%,
                                              6/15/14                                               516,895
        350,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 5.75%,
                                              3/15/14 (144A)                                        357,427
        410,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                              6/15/14 (144A)                                        427,032
        405,000                     AA-/Aa3   Metropolitan Life Global Funding I,
                                              2.0%, 1/10/14 (144A)                                  407,324
        350,000          1.02       AA-/Aa3   Metropolitan Life Global Funding I,
                                              Floating Rate Note, 1/10/14 (144A)                    350,884
        300,000          0.80       AA-/Aa3   Metropolitan Life Global Funding I,
                                              Floating Rate Note, 7/15/16 (144A)                    300,683

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 61

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)        `                                        Value
-----------------------------------------------------------------------------------------------------------
                                              Multi-line Insurance -- (continued)
        250,000                        A/A2   Metropolitan Life Insurance Co.,
                                              7.7%, 11/1/15 (144A)                          $       278,745
                                                                                            ---------------
                                                                                            $     2,931,346
-----------------------------------------------------------------------------------------------------------
                                              Property & Casualty Insurance -- 0.3%
        250,000          4.37        BB+/NR   Blue Danube II, Ltd., Floating Rate
                                              Note, 5/23/16 (Cat Bond) (144A)               $       251,800
        750,000                    BBB/Baa3   Sirius International Group, Ltd.,
                                              6.375%, 3/20/17 (144A)                                816,594
        500,000                   BBB+/Baa2   XL Group Plc, 5.25%, 9/15/14                          522,234
                                                                                            ---------------
                                                                                            $     1,590,628
-----------------------------------------------------------------------------------------------------------
                                              Reinsurance -- 1.3%
        250,000          8.14        BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                              Rate Note, 1/7/16 (Cat Bond) (144A)           $       253,225
        250,000          2.50        BB+/NR   Bosphorus 1 Re, Ltd., Floating Rate
                                              Note, 5/3/16 (Cat Bond) (144A)                        248,450
        250,000          4.50       NR/Baa1   Combine Re, Ltd., Floating Rate
                                              Note, 1/7/15 (Cat Bond) (144A)                        258,200
        500,000          5.00        BB+/NR   Foundation Re III, Ltd., Floating Rate
                                              Note, 2/25/15 (Cat Bond)                              509,750
        500,000          5.75         BB/NR   Foundation Re III, Ltd., Floating Rate
                                              Note, 2/3/14 (Cat Bond) (144A)                        501,100
        500,000          6.00        BB+/NR   Longpoint Re, Ltd., Floating Rate
                                              Note, 6/12/15 (Cat Bond) (144A)                       525,200
        500,000          8.61         B+/NR   Mythen Re, Ltd., Series 2012-2
                                              Class A, Floating Rate Note, 1/5/17
                                              (Cat Bond) (144A)                                     517,000
        500,000          8.11        NR/Ba3   Mythen, Ltd., Floating Rate Note,
                                              5/7/15 (Cat Bond) (144A)                              537,050
        500,000          8.60          B/NR   Queen Street VII Re, Ltd., Floating
                                              Rate Note, 4/8/16 (Cat Bond) (144A)                   511,300
      1,150,000          4.50        BB+/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 12/6/16 (Cat
                                              Bond) (144A)                                        1,171,735
        250,000          8.00         BB/NR   Residential Reinsurance 2012, Ltd.,
                                              Floating Rate Note, 6/6/16 (Cat
                                              Bond) (144A)                                          275,375
        250,000          9.25         B-/NR   Residential Reinsurance 2013, Ltd.,
                                              Floating Rate Note, 6/6/17 (Cat
                                              Bond) (144A)                                          253,100
        350,000         12.84         B-/NR   Successor X, Ltd., Class III-R3, Floating
                                              Rate Note, 1/7/14 (Cat Bond) (144A)                   352,205
        300,000          9.35          B/NR   Successor X, Ltd., Class IV-E3, Floating
                                              Rate Note, 2/25/14 (Cat Bond) (144A)                  302,700
                                                                                            ---------------
                                                                                            $     6,216,390
                                                                                            ---------------
                                              Total Insurance                               $    14,998,175
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 0.7%
                                              Diversified REIT -- 0.1%
        350,000                    BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15        $       367,379
-----------------------------------------------------------------------------------------------------------
                                              Office REIT -- 0.1%
        385,000                    BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14          $       391,316
-----------------------------------------------------------------------------------------------------------
                                              Specialized REIT -- 0.5%
      1,000,000                   BBB+/Baa1   HCP, Inc., 2.7%, 2/1/14                       $     1,007,169
        500,000                    BBB/Baa2   Health Care Real Estate Investment
                                              Trust, Inc., 2.25%, 3/15/18                           490,310
        780,000                   BBB-/Baa2   Hospitality Properties Trust, 7.875%,
                                              8/15/14                                               803,272
        290,000                   BBB-/Baa3   Senior Housing Properties Trust,
                                              4.3%, 1/15/16                                         299,844
                                                                                            ---------------
                                                                                            $     2,600,595
                                                                                            ---------------
                                              Total Real Estate                             $     3,359,290
-----------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.1%
                                              Systems Software -- 0.1%
        500,000                       A+/A1   Oracle Corp., 2.375%, 1/15/19                 $       497,932
                                                                                            ---------------
                                              Total Software & Services                     $       497,932
-----------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE &
                                              EQUIPMENT -- 0.2%
                                              Computer Hardware -- 0.2%
        400,000          0.32       AA+/Aa1   Apple, Inc., Floating Rate Note, 5/3/16       $       400,006
        470,000                   BBB+/Baa1   Hewlett-Packard Co., 2.625%, 12/9/14                  479,583
                                                                                            ---------------
                                                                                            $       879,589
                                                                                            ---------------
                                              Total Technology Hardware
                                              & Equipment                                   $       879,589
-----------------------------------------------------------------------------------------------------------
                                              SEMICONDUCTORS & SEMICONDUCTOR
                                              EQUIPMENT -- 0.2%
                                              Semiconductors -- 0.2%
        700,000                       A+/A1   Intel Corp., 1.35%, 12/15/17                  $       685,450
                                                                                            ---------------
                                              Total Semiconductors &
                                              Semiconductor Equipment                       $       685,450
-----------------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION
                                              SERVICES -- 0.9%
                                              Integrated Telecommunication
                                              Services -- 0.7%
        500,000                   BBB+/Baa1   Deutsche Telekom International
                                              Finance BV, 4.875%, 7/8/14                    $       517,509
        500,000                       NR/A2   GTP Acquisition Partners I LLC,
                                              4.347%, 6/15/16 (144A)                                527,240
        550,000                       NR/A2   GTP Towers Issuer LLC, 4.436%,
                                              2/15/15 (144A)                                        569,257

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 63

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Integrated Telecommunication
                                              Services -- (continued)
        200,000                      NR/Ba2   GTP Towers Issuer LLC, 8.112%,
                                              2/15/15 (144A)                                $       206,803
        750,000                   BBB-/Baa3   Telecom Italia Capital SA, 4.95%,
                                              9/30/14                                               770,608
        500,000                    BBB/Baa2   Telefonica Emisiones SAU, 3.992%,
                                              2/16/16                                               516,314
        500,000                       A-/A3   Verizon Communications, Inc., 3.0%,
                                              4/1/16                                                520,700
                                                                                            ---------------
                                                                                            $     3,628,431
-----------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication
                                              Services -- 0.2%
        500,000                       NR/A2   Crown Castle Towers LLC, 3.214%,
                                              8/15/15 (144A)                                $       511,823
        275,000          0.65         A-/A3   Vodafone Group Plc, Floating Rate
                                              Note, 2/19/16                                         274,986
                                                                                            ---------------
                                                                                            $       786,809
                                                                                            ---------------
                                              Total Telecommunication Services              $     4,415,240
-----------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 1.1%
                                              Electric Utilities -- 0.8%
        500,000                       A-/A3   Commonwealth Edison Co., 1.95%,
                                              9/1/16                                        $       509,696
        500,000                        A/A2   Duke Energy Florida, Inc., 0.65%,
                                              11/15/15                                              498,659
        303,000          0.62          A/A2   Duke Energy Indiana, Inc., Floating
                                              Rate Note, 7/11/16                                    303,689
        350,000          0.59          A/A3   Georgia Power Co., Floating Rate
                                              Note, 3/15/16                                         350,090
        500,000          0.66          A/A3   Georgia Power Co., Floating Rate
                                              Note, 8/15/16                                         500,144
      1,000,000                    BBB/Baa1   Iberdrola Finance Ireland, Ltd.,
                                              3.8%, 9/11/14 (144A)                                1,024,630
        500,000                   BBB+/Baa1   NextEra Energy Capital Holdings,
                                              Inc., 2.55%, 11/15/13                                 501,841
        230,000          1.02     BBB+/Baa2   Northeast Utilities, Inc., Floating
                                              Rate Note, 9/20/13                                    230,068
                                                                                            ---------------
                                                                                            $     3,918,817
-----------------------------------------------------------------------------------------------------------
                                              Multi-Utilities -- 0.1%
        580,000                     A-/Baa2   Dominion Resources, Inc., Virginia,
                                              1.8%, 3/15/14                                 $       583,664
-----------------------------------------------------------------------------------------------------------
                                              Independent Power Producers &
                                              Energy Traders -- 0.2%
        500,000          6.65         BB/NR   East Lane Re, Ltd., Floating Rate
                                              Note, 3/13/15 (Cat Bond) (144A)               $       517,900

The accompanying notes are an integral part of these financial statements.

64 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Independent Power Producers &
                                              Energy Traders -- (continued)
        500,000                   BBB+/Baa1   PSEG Power LLC, 2.75%, 9/15/16                $       517,882
                                                                                            ---------------
                                                                                            $     1,035,782
                                                                                            ---------------
                                              Total Utilities                               $     5,538,263
-----------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $116,344,923)                           $   116,769,397
-----------------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AND
                                              AGENCY OBLIGATIONS -- 24.0%
      1,879,781                     AAA/Aaa   Fannie Mae, 4.5%, 5/1/39-1/1/41               $     2,007,701
        154,873                     AAA/Aaa   Fannie Mae, 5.0%, 7/1/15-12/1/35                      167,442
        171,100                     AAA/Aaa   Fannie Mae, 6.0%, 2/1/34-4/1/38                       186,940
        401,157                     AAA/Aaa   Fannie Mae, 6.5%, 6/1/14-7/1/32                       446,256
        310,912                     AAA/Aaa   Fannie Mae, 7.0%, 7/1/17-1/1/36                       339,489
          3,186                     AAA/Aaa   Fannie Mae, 8.0%, 4/1/14                                3,194
         61,854          2.67       AAA/Aaa   Fannie Mae, Floating Rate Note, 1/1/25                 62,375
         90,274          2.40       AAA/Aaa   Fannie Mae, Floating Rate Note,
                                              10/1/29                                                94,238
        218,710          2.57       AAA/Aaa   Fannie Mae, Floating Rate Note,
                                              10/1/29                                               233,143
        325,285          2.56       AAA/Aaa   Fannie Mae, Floating Rate Note,
                                              10/1/36                                               339,668
         96,963          2.67       AAA/Aaa   Fannie Mae, Floating Rate Note,
                                              11/1/24                                                97,054
          4,259          2.24       AAA/Aaa   Fannie Mae, Floating Rate Note,
                                              11/1/25                                                 4,510
        119,332          1.56       AAA/Aaa   Fannie Mae, Floating Rate Note,
                                              11/1/40                                               123,744
         79,453          2.44       AAA/Aaa   Fannie Mae, Floating Rate Note,
                                              12/1/28                                                84,629
        319,300          4.42       AAA/Aaa   Fannie Mae, Floating Rate Note,
                                              12/1/36                                               337,720
         19,951          2.58       AAA/Aaa   Fannie Mae, Floating Rate Note, 2/1/27                 19,979
          1,772          2.93       AAA/Aaa   Fannie Mae, Floating Rate Note, 2/1/33                  1,865
          3,521          2.59       AAA/Aaa   Fannie Mae, Floating Rate Note, 4/1/28                  3,758
          3,041          2.36       AAA/Aaa   Fannie Mae, Floating Rate Note, 4/1/29                  3,229
         64,994          2.59       AAA/Aaa   Fannie Mae, Floating Rate Note, 7/1/36                 69,088
        334,702                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              4.0%, 5/1/24                                          352,144
        660,246                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              4.5%, 7/1/19                                          702,499
        208,185                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              5.0%, 2/1/21-8/1/23                                   224,914
         20,110                     AAA/Aaa   Federal Home Loan Mortgage
                                              Corp., 6.5%, 7/1/16-6/1/17                             21,020

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 65

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AND AGENCY
                                              OBLIGATIONS -- (CONTINUED)
          3,122          2.50       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              Floating Rate Note, 1/1/28                    $         3,337
        454,840          2.89       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              Floating Rate Note, 10/1/31                           457,384
          7,278          2.42       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              Floating Rate Note, 11/1/31                             7,726
        281,627          2.78       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              Floating Rate Note, 12/1/31                           282,716
         19,231          2.72       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              Floating Rate Note, 4/1/25                             19,274
          2,061          2.65       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              Floating Rate Note, 4/1/29                              2,071
          7,423          2.16       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              Floating Rate Note, 5/1/25                              7,391
          6,259          2.35       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              Floating Rate Note, 7/1/18                              6,494
          1,554          2.38       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              Floating Rate Note, 8/1/31                              1,548
        116,094          2.66       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                              Floating Rate Note, 8/1/31                            118,633
        435,057                     AAA/Aaa   Government National Mortgage
                                              Association I, 5.0%, 8/15/19                          468,632
        713,252                     AAA/Aaa   Government National Mortgage
                                              Association I, 6.0%,
                                              3/15/17-11/15/36                                      778,692
        128,321                     AAA/Aaa   Government National Mortgage
                                              Association I, 6.5%,
                                              5/15/31-10/15/37                                      141,077
            113                     AAA/Aaa   Government National Mortgage
                                              Association I, 7.0%, 11/15/13                             114
         75,266                     AAA/Aaa   Government National Mortgage
                                              Association I, 7.5%,
                                              615/14-10/15/36                                        85,789
      1,624,521                     AAA/Aaa   Government National Mortgage
                                              Association II, 6.0%,
                                              8/20/19-11/20/22                                    1,777,003
     12,500,000                     AA+/Aaa   U.S. Treasury Notes, 0.125%, 12/31/13              12,502,438
        950,000                     AA+/Aaa   U.S. Treasury Notes, 0.125%, 9/30/13                  950,037
     12,000,000                     AA+/Aaa   U.S. Treasury Notes, 0.25%, 1/31/14                12,008,904
      5,000,000                     AA+/Aaa   U.S. Treasury Notes, 0.25%, 10/15/15                4,980,080
      7,750,000                     AA+/Aaa   U.S. Treasury Notes, 0.25%, 10/31/13                7,752,418
     20,000,000                     AA+/Aaa   U.S. Treasury Notes, 0.25%, 4/30/14                20,018,760
      8,500,000                       NR/NR   U.S. Treasury Notes, 0.375%, 2/15/16                8,462,812
     25,000,000                     AA+/Aaa   U.S. Treasury Notes, 0.375%, 6/15/15               25,009,763
      2,500,000                     AA+/Aaa   U.S. Treasury Notes, 0.5%, 11/15/13                 2,502,148

The accompanying notes are an integral part of these financial statements.

66 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AND AGENCY
                                              OBLIGATIONS -- (CONTINUED)
      5,000,000                     AA+/Aaa   U.S. Treasury Notes, 1.25%, 4/15/14           $     5,035,350
      7,500,000                     AA+/Aaa   U.S. Treasury Notes, 1.5%, 8/31/18                  7,463,670
                                                                                            ---------------
                                                                                            $   116,770,860
-----------------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT AND
                                              AGENCY OBLIGATIONS
                                              (Cost $116,604,786)                           $   116,770,860
-----------------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS -- 1.3%
                                              Municipal Airport -- 0.2%
        300,000                        A/A2   Massachusetts Port Authority, 5.0%,
                                              7/1/14                                        $       309,441
        475,000                        A/A2   Massachusetts Port Authority, 5.0%,
                                              7/1/16                                                514,021
                                                                                            ---------------
                                                                                            $       823,462
-----------------------------------------------------------------------------------------------------------
                                              Municipal Development -- 0.1%
        250,000          3.00       AA-/Aa2   Massachusetts Development Finance
                                              Agency, Floating Rate Note, 2/15/36           $       263,540
-----------------------------------------------------------------------------------------------------------
                                              Municipal General -- 0.3%
        500,000                       AA/A2   JobsOhio Beverage System,
                                              0.872%, 1/1/15                                $       499,945
        500,000                      AA/Aa2   State of Ohio, 3.0%, 6/15/15                          516,960
        500,000                      BBB/A3   Texas Municipal Gas Acquisition
                                              & Supply Corp., III, 5.0%, 12/15/15                   530,790
                                                                                            ---------------
                                                                                            $     1,547,695
-----------------------------------------------------------------------------------------------------------
                                              Higher Municipal Education -- 0.2%
        690,000          2.70         NR/A2   Massachusetts Health & Educational
                                              Facilities Authority, Floating Rate
                                              Note, 10/1/37                                 $       697,197
        500,000                      AA/Aa1   University of California, 0.966%,
                                              5/15/17                                               484,575
                                                                                            ---------------
                                                                                            $     1,181,772
-----------------------------------------------------------------------------------------------------------
                                              Municipal Pollution -- 0.2%
      1,000,000                     A-/Baa1   County of Power Idaho, 5.625%,
                                              10/1/14                                       $       999,920
-----------------------------------------------------------------------------------------------------------
                                              Municipal Power -- 0.2%
        890,000          1.06         NR/A1   South Carolina State Public Service
                                              Authority, Floating Rate Note, 6/1/15         $       892,163
-----------------------------------------------------------------------------------------------------------
                                              Municipal Transportation -- 0.1%
        500,000                       NR/NR   North Texas Tollway Authority,
                                              2.441%, 9/1/13                                $       500,030
-----------------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $6,199,883)                             $     6,208,582
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 67

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE
                                              LOAN INTERESTS -- 1.1%**
                                              MATERIALS -- 0.1%
                                              Metal & Glass Containers -- 0.1%
        194,025          4.50          B/B1   BWAY Holding Co., Initial Term
                                              Loan, 8/6/17                                  $       195,965
-----------------------------------------------------------------------------------------------------------
                                              Diversified Metals & Mining -- 0.0%+
         99,250          5.25       BB+/Ba1   Fortescue Metals Group, Ltd., Term
                                              Loan, 10/18/17                                $        99,753
                                                                                            ---------------
                                              Total Materials                               $       295,718
-----------------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.1%
                                              Aerospace & Defense -- 0.1%
        246,875          3.75      BBB-/Ba1   Spirit Aerosystems, Inc., Term B
                                              Loan, 4/18/19                                 $       248,727
-----------------------------------------------------------------------------------------------------------
                                              Construction & Farm Machinery
                                              & Heavy Trucks -- 0.0%+
        111,896          4.50       BB+/Ba1   Terex Corp., New US Term Loan B,
                                              4/28/17                                       $       113,378
-----------------------------------------------------------------------------------------------------------
                                              Trading Companies &
                                              Distributors -- 0.0%+
        240,275          4.50       BB-/Ba3   WESCO International, Inc., Tranche
                                              Term B-1 Loan, 12/12/19                       $       242,326
                                                                                            ---------------
                                              Total Capital Goods                           $       604,431
-----------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES &
                                              APPAREL -- 0.0%+
                                              Apparel, Accessories & Luxury
                                              Goods -- 0.0%+
        101,582          3.25      BBB-/Ba1   PVH Corp., Tranche B Term Loan,
                                              2/13/20                                       $       102,035
                                                                                            ---------------
                                              Total Consumer Durables & Apparel             $       102,035
-----------------------------------------------------------------------------------------------------------
                                              CONSUMER SERVICES -- 0.1%
                                              Casinos & Gaming -- 0.1%
        348,250          3.50        BB/Ba2   MGM Resorts International, Term B
                                              Loan, 12/20/19                                $       347,960
        425,804          3.75      BBB-/Ba1   Penn National Gaming, Inc., Term B
                                              Facility Loan, 7/14/18                                427,499
                                                                                            ---------------
                                                                                            $       775,459
                                                                                            ---------------
                                              Total Consumer Services                       $       775,459
-----------------------------------------------------------------------------------------------------------
                                              MEDIA -- 0.1%
                                              Movies & Entertainment -- 0.1%
        227,215          3.75       NR/Baa3   Cinedigm Digital Funding I LLC, Term
                                              Loan, 2/28/18                                 $       228,067

The accompanying notes are an integral part of these financial statements.

68 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------------
                                              Movies & Entertainment -- (continued)
        168,000          0.00        BB/Ba3   Live Nation Entertainment, Inc., Term
                                              B-1 Loan, 8/16/20                             $       168,525
                                                                                            ---------------
                                                                                            $       396,592
                                                                                            ---------------
                                              Total Media                                   $       396,592
-----------------------------------------------------------------------------------------------------------
                                              RETAILING -- 0.2%
                                              Automotive Retail -- 0.2%
        911,400          4.25        BB/Ba1   Chrysler Group LLC, Term Loan B,
                                              5/24/17                                       $       924,142
                                                                                            ---------------
                                              Total Retailing                               $       924,142
-----------------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT &
                                              SERVICES -- 0.1%
                                              Health Care Facilities -- 0.1%
        367,918          3.76        BB/Ba2   Community Health Systems, Inc.,
                                              Extended Term Loan, 1/25/17                   $       370,361
                                                                                            ---------------
                                              Total Health Care Equipment
                                              & Services                                    $       370,361
-----------------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.1%
                                              Other Diversified Financial
                                              Services -- 0.1%
        500,000          2.25     BBB-/Baa3   Fresenius US Finance I, Inc., Tranche B
                                              Term Loan, 8/7/19                             $       500,938
-----------------------------------------------------------------------------------------------------------
                                              Investment Banking &
                                              Brokerage -- 0.0%+
        148,129          3.25       BB-/Ba2   LPL Holdings, Inc., 2013 Incremental
                                              Tranche B Term Loan, 3/29/19                  $       147,573
                                                                                            ---------------
                                              Total Diversified Financials                  $       648,511
-----------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.1%
                                              Internet Software & Services -- 0.1%
        244,375          4.00       BB+/Ba3   Autotrader.com, Inc., Tranche B-1
                                              Term Loan, 12/15/16                           $       246,717
-----------------------------------------------------------------------------------------------------------
                                              IT Consulting & Other
                                              Services -- 0.0%+
        166,042          3.94        BB/Ba3   SunGard Data Systems, Inc., Tranche C
                                              Term Loan, 2/28/17                            $       166,845
                                                                                            ---------------
                                              Total Software & Services                     $       413,562
-----------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE &
                                              EQUIPMENT -- 0.1%
                                              Communications Equipment -- 0.1%
        465,638          4.00      BBB-/Ba3   Riverbed Technology, Inc., Term
                                              Loan, 12/18/19                                $       469,945
                                                                                            ---------------
                                              Total Technology Hardware
                                              & Equipment                                   $       469,945
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 69

------------------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount ($)        (unaudited)   (unaudited)                                                 Value
------------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 0.1%
                                              Independent Power Producers &
                                              Energy Traders -- 0.1%
        332,502          3.75       BB+/Ba1   AES Corp., Virginia, 2013 Other Term
                                              Loan, 6/1/18                                  $       335,724
                                                                                            ----------------
                                              Total Utilities                               $       335,724
------------------------------------------------------------------------------------------------------------
                                              TOTAL SENIOR FLOATING RATE
                                              LOAN INTERESTS
                                              (Cost $5,257,475)                             $     5,336,480
------------------------------------------------------------------------------------------------------------
                                              TEMPORARY CASH
                                              INVESTMENTS -- 3.0%
                                              Repurchase Agreement -- 3.0%
     14,430,000                               Deutschebank AG, 0.05%, dated
                                              8/30/13, repurchase price of
                                              $14,430,000 plus accrued interest
                                              on 9/3/13 collateralized by
                                              the following:
                                              $11,326,434 U.S. Treasury Strip,
                                              0.0-4.25%, 11/15/13-8/15/43
                                              $833,201 U.S. Treasury Notes,
                                              1.0-3.625%, 1/31/19-8/15/21
                                              $2,566,925 Treasury Bond,
                                              2.375-8.875%, 2/15/19-2/15/43                 $    14,430,000
------------------------------------------------------------------------------------------------------------
                                              Commercial Paper -- 0.0%+
        350,000          0.43       AA-/Aa3   Svenska Handelsbanken New York
                                              NY, Floating Rate Note, 11/17/14                      350,090
                                                                                            ----------------
                                                                                            $    14,780,090
------------------------------------------------------------------------------------------------------------
                                              TOTAL TEMPORARY CASH INVESTMENTS
                                              (Cost $14,780,000)                            $    14,780,090
------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN
                                              SECURITIES -- 101.9%
                                              (Cost $498,231,778) (a)                       $   496,185,790
------------------------------------------------------------------------------------------------------------
                                              OTHER ASSETS & LIABILITIES -- (1.9)%          $    (9,131,346)
------------------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                    $   487,054,444
============================================================================================================

NR            Not rated by either S&P or Moody's.

WR            Rating withdrawn by either S&P or Moody's.

(Perpetual)   Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT          Real Estate Investment Trust.

+             Amount rounds to less than 0.1%.

(Cat Bond)    Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

The accompanying notes are an integral part of these financial statements.

70 Pioneer Short Term Income Fund | Annual Report | 8/31/13

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2013, the value of these securities amounted to $94,434,117 or 19.4% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
              Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit rate or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At August 31, 2013, the net unrealized depreciation on investments based on cost for federal income tax purposes of $498,794,484 was as follows:

                Aggregate gross unrealized appreciation for all investments in which
                    there is an excess of value over tax cost                               $ 2,511,081
                Aggregate gross unrealized depreciation for all investments in which
                    there is an excess of tax cost over value                                (5,119,775)
                                                                                            ------------
                Net unrealized depreciation                                                 $(2,608,694)
                                                                                            ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes To Financial Statements -- Note 1A.

(d) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(e) Security issued with a zero coupon. Income is earned through accretion of discount.

(f) Strips:   Separate trading of Registered interest and principal of
              securities.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

CAD           Canadian Dollar

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2013 were as follows:

--------------------------------------------------------------------------------
                                              Purchases              Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                     $138,129,697           $14,885,648
Other Long-Term Securities                    $200,927,941           $66,140,058

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 71

The following is a summary of the inputs used as of August 31, 2013, in valuing the Fund's assets:

------------------------------------------------------------------------------------------
                                     Level 1         Level 2        Level 3   Total
------------------------------------------------------------------------------------------
Preferred Stocks                     $         --    $        --    $413,767  $    413,767
Asset Backed Securities                        --       76,727,254        --    76,727,254
Collateralized Mortgage Obligations            --      159,179,360        --   159,179,360
Corporate Bonds                                --      116,505,497   263,900   116,769,397
U.S. Government Agency Obligations             --      116,770,860        --   116,770,860
Municipal Bonds                                --        6,208,582        --     6,208,582
Senior Floating Rate Loan Interests            --        5,336,480        --     5,336,480
Temporary Cash Investments                     --       14,780,090        --    14,780,090
------------------------------------------------------------------------------------------
Total                                $         --    $ 495,508,123  $677,667  $496,185,790
==========================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                   Preferred      Corporate
                                   Stocks         Bonds              Total
--------------------------------------------------------------------------------
Balance as of 8/31/12              $         --   $             --   $        --
Realized gain (loss)(1)                      --                 --            --
Change in unrealized
   appreciation (depreciation)(2)        13,767             13,900        27,667
Net purchases (sales)                   400,000            250,000       650,000
Transfers in and out of Level 3              --                 --            --
--------------------------------------------------------------------------------
Balance as of 8/31/13              $    413,767   $        263,900   $   677,667
================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended August 31, 2013, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments still
    held as of 8/31/13                                                          $    27,667
                                                                                -----------

The accompanying notes are an integral part of these financial statements.

72 Pioneer Short Term Income Fund | Annual Report | 8/31/13

Statement of Assets and Liabilities | 8/31/13

ASSETS:
   Investment in securities (cost $498,231,778)                           $496,185,790
   Cash                                                                      2,310,576
   Foreign currencies, at value (cost $86,209)                                  84,674
   Receivables --
      Investment securities sold                                               117,718
      Fund shares sold                                                       6,073,874
      Interest                                                               1,188,907
      Due from Pioneer Investment Management, Inc.                              26,078
   Prepaid expenses                                                             67,198
----------------------------------------------------------------------------------------
         Total assets                                                     $506,054,815
----------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
      Investment securities purchased                                     $ 18,001,305
      Fund shares repurchased                                                  520,027
      Dividends                                                                305,167
   Due to affiliates                                                            81,639
   Accrued expenses                                                             92,233
----------------------------------------------------------------------------------------
         Total liabilities                                                $ 19,000,371
----------------------------------------------------------------------------------------
NET ASSETS:
   Paid-in capital                                                        $497,703,324
   Undistributed net investment income                                          15,510
   Accumulated net realized loss on investments, futures contracts
      and foreign currency transactions                                     (8,616,867)
   Net unrealized depreciation on investments                               (2,045,988)
   Net unrealized depreciation on forward foreign currency contracts and
      other assets and liabilities denominated in foreign currencies            (1,535)
----------------------------------------------------------------------------------------
         Total net assets                                                 $487,054,444
========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
   Class A (based on $169,586,973/17,550,584 shares)                      $       9.66
   Class B (based on $1,350,887/139,940 shares)                           $       9.65
   Class C (based on $52,072,393/5,398,411 shares)                        $       9.65
   Class C2 (based on $25,963/2,691 shares)                               $       9.65
   Class Y (based on $264,018,228/27,373,585 shares)                      $       9.64
MAXIMUM OFFERING PRICE:
   Class A ($9.66 (divided by) 97.5%)                                     $       9.91
========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 73

Statement of Operations

For the Year Ended 8/31/13

INVESTMENT INCOME:
   Interest                                                   $  8,314,397
------------------------------------------------------------------------------------------
         Total investment income                                             $  8,314,397
------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                            $  1,113,321
   Transfer agent fees and expenses
      Class A                                                       32,976
      Class B                                                        5,028
      Class C                                                       12,811
      Class Y                                                        2,813
   Distribution fees
      Class A                                                      206,293
      Class B                                                       14,054
      Class C                                                      281,052
      Class C2                                                           9
   Shareholder communications expense                              211,304
   Administrative reimbursements                                   103,912
   Custodian fees                                                   68,571
   Registration fees                                                85,615
   Professional fees                                                62,022
   Printing expense                                                 32,629
   Fees and expenses of nonaffiliated trustees                       6,271
   Miscellaneous                                                   113,054
------------------------------------------------------------------------------------------
      Total expenses                                                         $  2,351,735
------------------------------------------------------------------------------------------
      Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                      (90,751)
------------------------------------------------------------------------------------------
      Net expenses                                                           $  2,260,984
------------------------------------------------------------------------------------------
         Net investment income                                               $  6,053,413
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY TRANSACTIONS, AND FUTURES CONTRACTS:
   Net realized gain (loss) on:
      Investments                                             $   (208,079)
      Futures contracts                                             77,023
      Class actions                                                  6,725
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies          (8,032)  $   (132,363)
------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                             $ (1,214,396)
      Futures contracts                                             24,375
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies            (285)  $ (1,190,306)
------------------------------------------------------------------------------------------
   Net loss on investments and foreign currency transactions                 $ (1,322,669)
------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                      $  4,730,744
==========================================================================================

The accompanying notes are an integral part of these financial statements.

74 Pioneer Short Term Income Fund | Annual Report | 8/31/13

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                                  Year Ended     Year Ended
                                                                  8/31/13        8/31/12
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $  6,053,413   $   6,056,993
Net realized gain (loss) on investments, class actions,
   futures contracts and foreign currency transactions                (132,363)         35,525
Change in net unrealized appreciation (depreciation) on
   investments, futures contracts and foreign
   currency transactions                                            (1,190,306)      1,748,029
-----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations        $  4,730,744   $   7,840,547
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.23 and $0.30 per share, respectively)           $ (1,944,653)  $  (1,713,026)
      Class B ($0.14 and $0.21 per share, respectively)                (20,529)        (54,200)
      Class C ($0.16 and $0.22 per share, respectively)               (497,174)       (549,094)
      Class C2* ($0.01 and $0.00 per share, respectively)                  (29)             --
      Class Y ($0.26 and $0.33 per share, respectively)             (4,319,285)     (4,204,921)
-----------------------------------------------------------------------------------------------
         Total distributions to shareowners                       $ (6,781,670)  $  (6,521,241)
===============================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                      $367,436,637   $  89,439,000
Reinvestment of distributions                                        3,364,702       2,553,715
Cost of shares repurchased                                         (96,077,090)   (138,523,080)
-----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                  $274,724,249   $ (46,530,365)
-----------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                       $272,673,323   $ (45,211,059)
-----------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of year                                                  214,381,121     259,592,180
-----------------------------------------------------------------------------------------------
End of year                                                       $487,054,444   $ 214,381,121
-----------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income  $     15,510   $     (56,943)
===============================================================================================

*   Class C2 shares were first publicly offered on August 1, 2013.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 75

------------------------------------------------------------------------------------------
                                '13 Shares   '13 Amount      '12 Shares    '12 Amount
------------------------------------------------------------------------------------------
Class A
Shares sold                     15,001,697   $145,544,235      3,998,534   $   38,870,067
Reinvestment of distributions      164,880      1,601,577        156,155        1,504,946
Less shares repurchased         (3,297,973)   (32,054,482)   (10,306,515)     (99,329,477)
------------------------------------------------------------------------------------------
      Net increase (decrease)   11,868,604   $115,091,330     (6,151,826)  $  (58,954,464)
==========================================================================================
Class B
Shares sold or exchanged            79,686   $    774,285        106,867   $    1,028,704
Reinvestment of distributions        2,078         20,189          5,256           50,606
Less shares repurchased           (116,310)    (1,131,897)      (214,898)      (2,067,368)
------------------------------------------------------------------------------------------
      Net decrease                 (34,546)  $   (337,423)      (102,775)  $     (988,058)
==========================================================================================
Class C
Shares sold                      3,898,344   $ 37,731,520      1,089,706   $   10,473,902
Reinvestment of distributions       43,153        418,409         48,157          463,195
Less shares repurchased         (1,103,953)   (10,700,367)    (1,016,608)      (9,776,637)
------------------------------------------------------------------------------------------
      Net increase               2,837,544   $ 27,449,562        121,255   $    1,160,460
==========================================================================================
Class C2*
Shares sold                          2,690   $     25,960             --   $           --
Reinvestment of distributions            1             14             --               --
------------------------------------------------------------------------------------------
      Net increase                   2,691   $     25,974             --   $           --
==========================================================================================
Class Y
Shares sold                     18,944,925   $183,360,637      4,058,961   $   39,066,327
Reinvestment of distributions      136,685      1,324,513         55,564          534,968
Less shares repurchased         (5,380,101)   (52,190,344)    (2,843,245)     (27,349,598)
------------------------------------------------------------------------------------------
      Net increase              13,701,509   $132,494,806      1,271,280   $   12,251,697
==========================================================================================

*   Class C2 shares were first publicly offered on August 1, 2013.

The accompanying notes are an integral part of these financial statements.

76 Pioneer Short Term Income Fund | Annual Report | 8/31/13

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
                                                                       Year       Year      Year       Year       Year
                                                                       Ended      Ended     Ended      Ended      Ended
                                                                       8/31/13    8/31/12   8/31/11    8/31/10    8/31/09
--------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                   $   9.72   $  9.64   $   9.75   $   9.40   $  9.52
--------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                               $   0.21   $  0.28   $   0.23   $   0.31   $  0.37
   Net realized and unrealized gain (loss) on investments and foreign
      currency transactions                                               (0.04)     0.10      (0.07)      0.36     (0.03)
--------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                                $   0.17   $  0.38   $   0.16   $   0.67   $  0.34
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                  (0.23)    (0.30)     (0.27)     (0.32)    (0.46)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  (0.06)  $  0.08   $  (0.11)  $   0.35   $ (0.12)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $   9.66   $  9.72   $   9.64   $   9.75   $  9.40
==========================================================================================================================
Total return*                                                              1.71%     4.00%      1.69%      7.19%     3.90%
Ratio of net expenses to average net assets+                               0.88%     0.90%      0.90%      0.90%     0.90%
Ratio of net investment income to average net assets+                      1.95%     2.94%      2.48%      2.78%     3.59%
Portfolio turnover rate                                                      28%       43%        54%        42%       43%
Net assets, end of period (in thousands)                               $169,587   $55,212   $114,080   $130,524   $19,544
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                          0.98%     1.30%      0.99%      1.06%     1.15%
   Net investment income                                                   1.85%     2.54%      2.39%      2.61%     3.35%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                            0.88%     0.90%      0.90%      0.90%     0.90%
   Net investment income                                                   1.95%     2.94%      2.48%      2.78%     3.59%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 77

---------------------------------------------------------------------------------------------------------------------
                                                                       Year      Year     Year      Year     Year
                                                                       Ended     Ended    Ended     Ended    Ended
                                                                       8/31/13   8/31/12  8/31/11   8/31/10  8/31/09
---------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                   $  9.71   $ 9.63   $  9.75   $ 9.39   $  9.50
---------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                               $  0.12   $ 0.20   $  0.14   $ 0.22   $  0.28
   Net realized and unrealized gain (loss) on investments and foreign
      currency transactions                                              (0.04)    0.09     (0.07)    0.37     (0.01)
---------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                                $  0.08   $ 0.29   $  0.07   $ 0.59   $  0.27
---------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                 (0.14)   (0.21)    (0.19)   (0.23)    (0.38)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (0.06)  $ 0.08   $ (0.12)  $ 0.36   $ (0.11)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.65   $ 9.71   $  9.63   $ 9.75   $  9.39
=====================================================================================================================
Total return*                                                             0.80%    3.08%     0.68%    6.35%     3.06%
Ratio of net expenses to average net assets+                              1.80%    1.80%     1.80%    1.80%     1.80%
Ratio of net investment income to average net assets+                     1.33%    2.10%     1.64%    2.37%     3.15%
Portfolio turnover rate                                                     28%      43%       54%      42%       43%
Net assets, end of period (in thousands)                               $ 1,351   $1,695   $ 2,671   $4,822   $ 6,582
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                         2.02%    1.99%     1.87%    1.88%     1.95%
   Net investment income                                                  1.11%    1.90%     1.57%    2.29%     3.00%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                           1.80%    1.80%     1.80%    1.80%     1.80%
   Net investment income                                                  1.33%    2.10%     1.64%    2.37%     3.15%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

78 Pioneer Short Term Income Fund | Annual Report | 8/31/13

-----------------------------------------------------------------------------------------------------------------------
                                                                       Year      Year      Year      Year      Year
                                                                       Ended     Ended     Ended     Ended     Ended
                                                                       8/31/13   8/31/12   8/31/11   8/31/10   8/31/09
-----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                   $  9.70   $  9.62   $  9.73   $  9.38   $  9.49
-----------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                               $  0.15   $  0.20   $  0.16   $  0.23   $  0.29
   Net realized and unrealized gain (loss) on investments and foreign
      currency transactions                                              (0.04)     0.10     (0.07)     0.36     (0.01)
-----------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                                $  0.11   $  0.30   $  0.09   $  0.59   $  0.28
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                 (0.16)    (0.22)    (0.20)    (0.24)    (0.39)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (0.05)  $  0.08   $ (0.11)  $  0.35   $ (0.11)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.65   $  9.70   $  9.62   $  9.73   $  9.38
=======================================================================================================================
Total return*                                                             1.09%     3.18%     0.93%     6.32%     3.14%
Ratio of net expenses to average net assets+                              1.53%     1.71%     1.67%     1.70%     1.79%
Ratio of net investment income to average net assets+                     1.39%     2.08%     1.61%     2.27%     2.74%
Portfolio turnover rate                                                     28%       43%       54%       42%       43%
Net assets, end of period (in thousands)                               $52,072   $24,830   $23,464   $20,507   $ 8,549
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                         1.54%     1.71%     1.67%     1.70%     1.79%
   Net investment income                                                  1.38%     2.08%     1.61%     2.27%     2.74%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                           1.53%     1.71%     1.67%     1.70%     1.79%
   Net investment income                                                  1.39%     2.08%     1.61%     2.27%     2.74%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 79

-----------------------------------------------------------------------------------
                                                                       8/1/13 (a)
                                                                       to 8/31/13
-----------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                                   $   9.65
-----------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                               $   0.02
   Net realized and unrealized gain (loss) on investments and foreign
      currency transactions                                               (0.01)
-----------------------------------------------------------------------------------
Net increase from investment operations                                $   0.01
-----------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                   (0.01)
-----------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $     --
-----------------------------------------------------------------------------------
Net asset value, end of period                                         $   9.65
===================================================================================
Total return*                                                              0.15%
Ratio of net expenses to average net assets+                               1.01%**
Ratio of net investment income to average net assets+                      2.07%**
Portfolio turnover rate                                                      28%
Net assets, end of period (in thousands)                               $     26
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                          1.01%**
   Net investment income                                                   2.07%**
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                            1.01%**
   Net investment income                                                   2.07%**
===================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) Class C2 shares were first publicly offered on August 1, 2013.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

80 Pioneer Short Term Income Fund | Annual Report | 8/31/13

---------------------------------------------------------------------------------------------------------------------------
                                                                       Year       Year       Year       Year       Year
                                                                       Ended      Ended      Ended      Ended      Ended
                                                                       8/31/13    8/31/12    8/31/11    8/31/10    8/31/09
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                   $   9.70   $   9.63   $   9.74   $   9.38   $  9.51
---------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                               $   0.24   $   0.31   $   0.27   $   0.34   $  0.40
   Net realized and unrealized gain (loss) on investments and foreign
      currency transactions                                               (0.04)      0.09      (0.07)      0.37     (0.04)
---------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                                $   0.20   $   0.40   $   0.20   $   0.71   $  0.36
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                  (0.26)     (0.33)     (0.31)     (0.35)    (0.49)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  (0.06)  $   0.07   $  (0.11)  $   0.36   $ (0.13)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $   9.64   $   9.70   $   9.63   $   9.74   $  9.38
===========================================================================================================================
Total return*                                                              2.03%      4.24%      2.06%      7.64%     4.11%
Ratio of net expenses to average net assets+                               0.59%      0.61%      0.54%      0.57%     0.63%
Ratio of net investment income to average net assets+                      2.34%      3.18%      2.78%      3.52%     4.36%
Portfolio turnover rate                                                      28%        43%        54%        42%       43%
Net assets, end of period (in thousands)                               $264,018   $132,645   $119,377   $115,153   $97,370
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                          0.59%      0.61%      0.54%      0.57%     0.63%
   Net investment income                                                   2.34%      3.18%      2.78%      3.52%     4.36%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                            0.59%      0.61%      0.54%      0.57%     0.63%
   Net investment income                                                   2.34%      3.18%      2.78%      3.52%     4.36%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 81

Notes to Financial Statements | 8/31/13

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class C2 and Class Y shares. Class C2 shares were first publicly offered on August 1, 2013. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

82 Pioneer Short Term Income Fund | Annual Report | 8/31/13

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued using inputs/data furnished by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At August 31, 2013, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) amounting to 0.1% of net assets. Inputs used when

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 83 applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

84 Pioneer Short Term Income Fund | Annual Report | 8/31/13

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2013, the Fund reclassified $628,614 to decrease paid-in capital, $800,710 to increase undistributed net investment income, and $172,096 to increase accumulated net realized loss on investments, futures contracts and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At August 31, 2013, the Fund was permitted to carry forward indefinitely $482,152 of short-term losses and $980,497 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at August 31, 2013, the Fund had a net capital loss carryforward of $6,781,140 of which the following amounts will expire between 2014 and 2019 if not utilized: $975,752 in 2014, $2,520,831 in 2015,
    $667,204 in 2016, $566,527 in 2017, $1,062,928 in 2018 and $987,898 in 2019.
    Included in this amount is $6,944,867 of capital losses which resulted from the reorganizations with Regions Morgan Keegan Select Limited Maturity Fixed Income Fund on May 15, 2009 and may be subject to limitations imposed by the Internal Revenue Code. Since new losses are required to be utilized prior to losses incurred in pre-enactment tax years, pre-enactment capital loss carryforwards may be more likely to expire unused.

    The tax character of distributions paid during the fiscal years ended August 31, 2013 and August 31, 2012 were as follows:

    ----------------------------------------------------------------------------
                                                        2013                2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                               $6,781,670          $6,521,241
    ----------------------------------------------------------------------------
       Total                                      $6,781,670          $6,521,241
    ============================================================================

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 85

    The following shows the components of distributable earnings on a federal income tax basis at August 31, 2013:

    ----------------------------------------------------------------------------
                                                                           2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                 $     549,470
    Capital loss carryforward                                        (8,243,789)
    Current year dividend payable                                      (305,167)
    Unrealized depreciation                                          (2,649,394)
    ----------------------------------------------------------------------------
         Total                                                    $ (10,648,880)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to catastrophe bonds and the tax treatment of premium and amortization.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $19,153 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2013.

F.  Class Allocations

    Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the year ended August 31, 2013, the Fund recognized gains of $6,725 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class C2 shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C, Class C2 and Class Y shares can reflect different transfer agent and distribution expense rates.

86 Pioneer Short Term Income Fund | Annual Report | 8/31/13

G.  Risks

    When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the year ended August 31, 2013 was 35. There were no futures contracts outstanding at August 31, 2013.

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 87

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. Prior to July 1, 2013, the Fund paid management fees calculated at the annual rate of 0.40% of the Fund's average daily net assets. For the year ended August 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.39% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.80%, 1.15% and 1.15% of the average daily net assets attributable to Class A, Class B, Class C, and Class C2 shares, respectively. Fees waived and expenses reimbursed during the year ended August 31, 2013 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2015 for Class A, Class B, Class C, and Class C2 shares. The expense limit in effect through June 1, 2012 for Class Y shares was 0.79%. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,796 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $131,820
 Class B                                                                   1,530
 Class C                                                                  17,291
 Class C2                                                                     --
 Class Y                                                                  60,663
--------------------------------------------------------------------------------
   Total                                                                $211,304
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $58,890 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2013.

88 Pioneer Short Term Income Fund | Annual Report | 8/31/13

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B. The fee for Class B shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Further pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,953 in distribution fees payable to PFD at August 31, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C and Class C2 shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2013, CDSCs in the amount of $39,190 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At August 31, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The Fund held settlement contracts for one month during the year ended August 31, 2013. The value of

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 89 these contracts was $188,216. The average value of portfolio hedge contracts open for two months during the year ended August 31, 2013 was $220,819. There were no open portfolio or settlement hedges at August 31, 2013.

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2013 was as follows:

--------------------------------------------------------------------------------------------
                                                                           Change in
 Derivatives Not                                             Realized      Unrealized
 Accounted for as                                            Gain or       Appreciation or
 Hedging Instruments                                         Loss on       (Depreciation)
 Under Accounting          Location of Gain or (Loss)        Derivatives   on Derivatives
 Standards Codification    on Derivatives Recognized         Recognized    Recognized
 (ASC) 815                 in Income                         in Income     in Income
--------------------------------------------------------------------------------------------
 Forward foreign           Net realized gain (loss) on
  currency portfolio       forward foreign currency
  hedge contracts          contracts and other assets
                           and liabilities denominated
                           in foreign currencies             $ (9,542)
 Forward foreign           Change in net unrealized
  currency portfolio       appreciation (depreciation)
  hedge contracts          on forward foreign currency
                           contracts and other assets
                           and liabilities denominated
                           in foreign currencies                           $ 6,621
 Interest rate futures     Net realized gain (loss) on
                           futures contracts                 $77,023
 Interest rate futures     Change in net unrealized
                           appreciation (depreciation)
                           on futures contracts                            $24,375

8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2013 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2013, the Fund had no borrowings under the credit facility.

90 Pioneer Short Term Income Fund | Annual Report | 8/31/13

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Pioneer Short Term Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Short Term Income Fund (the Fund), as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013 by correspondence with the custodian and brokers and agent banks or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short Term Income Fund at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 28, 2013

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 91

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 84.27%.

92 Pioneer Short Term Income Fund | Annual Report | 8/31/13

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Cogan and Mr. West, serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Cogan and Mr. West serves as a Trustee of 47 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 93

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                   Other Directorships
Position Held with the Fund   Length of Service      Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)          Trustee since 2006.    Chairman and Chief Executive Officer,         Director, Broadridge Financial
Chairman of the Board and     Serves until a         Quadriserv, Inc. (technology products for     Solutions, Inc. (investor
Trustee                       successor trustee is   securities lending industry) (2008 -          communications and securities
                              elected or earlier     present); private investor (2004 - 2008);     processing provider for
                              retirement or          and Senior Executive Vice President, The      financial services industry)
                              removal.               Bank of New York (financial and securities    (2009 - present); Director,
                                                     services) (1986 - 2004)                       Quadriserv, Inc. (2005 -
                                                                                                   present); and Commissioner, New
                                                                                                   Jersey State Civil Service
                                                                                                   Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)            Trustee since 2005.    Managing Partner, Federal City Capital        Director of Enterprise
Trustee                       Serves until a         Advisors (corporate advisory services         Community Investment, Inc.
                              successor trustee is   company) (1997 - 2004 and 2008 - present);    (privately-held affordable
                              elected or earlier     Interim Chief Executive Officer, Oxford       housing finance company) (1985
                              retirement or          Analytica, Inc. (privately held research      - 2010); Director of Oxford
                              removal.               and consulting company) (2010); Executive     Analytica, Inc. (2008 -
                                                     Vice President and Chief Financial Officer,   present); Director of The Swiss
                                                     I-trax, Inc. (publicly traded health care     Helvetia Fund, Inc. (closed-end
                                                     services company) (2004 - 2007); and          fund) (2010 - present); and
                                                     Executive Vice President and Chief            Director of New York Mortgage
                                                     Financial Officer, Pedestal Inc.              Trust (publicly traded mortgage
                                                     (internet-based mortgage trading company)     REIT) (2004 - 2009, 2012 -
                                                     (2000 - 2002)                                 present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)     Trustee since 2008.    William Joseph Maier Professor of Political   Trustee, Mellon Institutional
Trustee                       Serves until a         Economy, Harvard University (1972 -           Funds Investment Trust and
                              successor trustee is   present)                                      Mellon Institutional Funds
                              elected or earlier                                                   Master Portfolio (oversaw 17
                              retirement or                                                        portfolios in fund complex)
                              removal.                                                             (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

94 Pioneer Short Term Income Fund | Annual Report | 8/31/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                   Other Directorships
Position Held with the Fund   Length of Service      Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)     Trustee since 2004.    Founding Director, Vice President and         None
Trustee                       Serves until a         Corporate Secretary, The Winthrop Group,
                              successor trustee is   Inc. (consulting firm) (1982-present);
                              elected or earlier     Desautels Faculty of Management, McGill
                              retirement or          University (1999 - present); and Manager of
                              removal.               Research Operations and Organizational
                                                     Learning, Xerox PARC, Xerox's advance
                                                     research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)      Trustee since 2004.    President and Chief Executive Officer,        Director of New America High
Trustee                       Serves until a         Newbury, Piret & Company, Inc. (investment    Income Fund, Inc. (closed-end
                              successor trustee is   banking firm) (1981 - present)                investment company) (2004 -
                              elected or earlier                                                   present); and member, Board of
                              retirement or                                                        Governors, Investment Company
                              removal.                                                             Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)          Trustee since 2004.    Senior Counsel, Sullivan & Cromwell LLP       Director, The Swiss Helvetia
Trustee                       Serves until a         (law firm) (1998 - present); and Partner,     Fund, Inc. (closed-end
                              successor trustee is   Sullivan & Cromwell LLP (prior to 1998)       investment company); and
                              elected or earlier                                                   Director, Invesco, Ltd.
                              retirement or                                                        (formerly AMVESCAP, PLC)
                              removal.                                                             (investment manager)
                                                                                                   (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 95

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                   Other Directorships
Position Held with the Fund   Length of Service      Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*      Trustee since 2004.    Non-Executive Chairman and a director of      None
Trustee, President and        Serves until a         Pioneer Investment Management USA Inc.
Chief Executive Officer of    successor trustee is   ("PIM-USA"); Chairman and a director of
the Fund                      elected or earlier     Pioneer; Chairman and Director of Pioneer
                              retirement or          Institutional Asset Management, Inc. (since
                              removal.               2006); Director of Pioneer Alternative
                                                     Investment Management Limited (Dublin)
                                                     (until October 2011); President and a
                                                     director of Pioneer Alternative Investment
                                                     Management (Bermuda) Limited and affiliated
                                                     funds; Deputy Chairman and a director of
                                                     Pioneer Global Asset Management S.p.A.
                                                     ("PGAM") (until April 2010); Director of
                                                     Nano-C, Inc. (since 2003); Director of Cole
                                                     Management Inc. (2004 - 2011); Director of
                                                     Fiduciary Counseling, Inc. (until December
                                                     2011); President of all of the Pioneer
                                                     Funds; and Retired Partner, Wilmer Cutler
                                                     Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*     Trustee since 2007.    Director, CEO and President of PIM-USA        None
Trustee and Executive Vice    Serves until a         (since February 2007); Director and
President                     successor trustee is   President of Pioneer and Pioneer
                              elected or earlier     Institutional Asset Management, Inc. (since
                              retirement or          February 2007); Executive Vice President of
                              removal.               all of the Pioneer Funds (since March
                                                     2007); Director of PGAM (2007 - 2010); Head
                                                     of New Europe Division, PGAM (2000 - 2005);
                                                     Head of New Markets Division, PGAM (2005 -
                                                     2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

96 Pioneer Short Term Income Fund | Annual Report | 8/31/13

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held with the Fund   Length of Service       Principal Occupation                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)    Since 2004. Serves at   Vice President and Associate General          None
Secretary                     the discretion of the   Counsel of Pioneer since January 2008 and
                              Board.                  Secretary of all of the Pioneer Funds since
                                                      June 2010; Assistant Secretary of all of
                                                      the Pioneer Funds from September 2003 to
                                                      May 2010; and Vice President and Senior
                                                      Counsel of Pioneer from July 2002 to
                                                      December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)        Since 2010. Serves at   Fund Governance Director of Pioneer since     None
Assistant Secretary           the discretion of the   December 2006 and Assistant Secretary of
                              Board.                  all the Pioneer Funds since June 2010;
                                                      Manager - Fund Governance of Pioneer from
                                                      December 2003 to November 2006; and Senior
                                                      Paralegal of Pioneer from January 2000 to
                                                      November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)             Since 2010. Serves at   Counsel of Pioneer since June 2007 and        None
Assistant Secretary           the discretion of the   Assistant Secretary of all the Pioneer
                              Board.                  Funds since June 2010; and Vice President
                                                      and Counsel at State Street Bank from
                                                      October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)          Since 2008. Serves at   Vice President - Fund Treasury of Pioneer;    None
Treasurer and Chief           the discretion of the   Treasurer of all of the Pioneer Funds since
Financial and Accounting      Board.                  March 2008; Deputy Treasurer of Pioneer
Officer of the Fund                                   from March 2004 to February 2008; and
                                                      Assistant Treasurer of all of the Pioneer
                                                      Funds from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)         Since 2004. Serves at   Assistant Vice President - Fund Treasury of   None
Assistant Treasurer           the discretion of the   Pioneer; and Assistant Treasurer of all of
                              Board.                  the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)            Since 2004. Serves at   Fund Accounting Manager - Fund Treasury of    None
Assistant Treasurer           the discretion of the   Pioneer; and Assistant Treasurer of all of
                              Board.                  the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)         Since 2009. Serves at   Fund Administration Manager - Fund Treasury   None
Assistant Treasurer           the discretion of the   of Pioneer since November 2008; Assistant
                              Board.                  Treasurer of all of the Pioneer Funds since
                                                      January 2009; and Client Service Manager -
                                                      Institutional Investor Services at State
                                                      Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 97

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held with the Fund   Length of Service       Principal Occupation                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)          Since 2010. Serves at   Chief Compliance Officer of Pioneer and of    None
Chief Compliance Officer      the discretion of the   all the Pioneer Funds since March 2010;
                              Board.                  Director of Adviser and Portfolio
                                                      Compliance at Pioneer since October 2005;
                                                      and Senior Compliance Officer for Columbia
                                                      Management Advisers, Inc. from October 2003
                                                      to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (42)         Since 2006. Serves at   Director--Transfer Agency Compliance of       None
Anti-Money Laundering         the discretion of the   Pioneer and Anti-Money Laundering Officer
Officer                       Board.                  of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

98 Pioneer Short Term Income Fund | Annual Report | 8/31/13

                           This page for your notes.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/13 99

                           This page for your notes.

100 Pioneer Short Term Income Fund | Annual Report | 8/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19427-07-1013

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Short Term Income Fund:
Fees for audit services provided to the Fund, including fees associated with the annual filing of its Form N-1A, totaled approximately $35,463 in 2013 and $38,676 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Short Term Income Fund:
Audit-Related Fees
Fees for audit services provided to the Fund, including fees associated with the annual filing of its Form N-1A, totaled approximately $35,463in 2013 and $38,676 in 2012.



(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Short Term Income Fund:
FFees for tax compliance services, primarily for tax returns, totaled approximately $8,131 and $8,290 in 2013 and 2012, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Short Term Income Fund:
Other Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended
August 31, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,131 in 2013 and $8,290 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Funds audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date October 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date October 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 30, 2013

* Print the name and title of each signing officer under his or her signature.